Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                  AMENDMENT #4

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                            China NetTV Holdings Inc.
                                  -------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

                            China NetTV Holdings Inc.
                             (a Nevada, USA company)
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 30, 2005

     Notice is hereby given that the Annual Meeting of Shareholders of China NetTV Holdings Inc., (hereinafter referred to as "the Company") will be held on the 30th day of December, 2005 at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, Canada, at 11:30 a.m., Vancouver time, for the following purposes:

     1. To elect directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To appoint Clancy and Co., P.L.L.C., Public Accountants, as the auditor for the company for the year ending December 31, 2005.

     3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital from 200,000,000 to 500,000,000 common shares.

     4. To change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation to recite the new name.

     5. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

     The Board of Directors has fixed the closing of business on November 14, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004 accompanies this Notice of Annual Meeting and Proxy Statement. Also accompanying this Notice are the Agenda, Instrument of Proxy, and Notes thereto.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated at Vancouver, British Columbia, this 19th day of December 2005.

                                              /s/ Anthony Garson
                                              -----------------------
                                              Anthony Garson, CEO
                                             China NetTV Holdings Inc.

                                 PROXY STATEMENT

                            China NetTV Holdings Inc.
                             (a Nevada, USA company)
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                December 30, 2005

                             SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to the shareholders of China NetTV Holdings Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:30 a.m., Vancouver time, December 30, 2005 at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, Canada.

     While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by the directors, officers, and regular employees of the Company at nominal cost. All costs of solicitation of proxies by management will be borne by the Company.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     Shareholders are advised that a majority of the shares issued and outstanding have indicated that they intend to vote in favor of the proposals, so it is reasonably assured that the actions will be taken.

                           APPOINTMENT OF PROXYHOLDER

     The persons named in the accompanying instrument of proxy are officers of the Company. A shareholder wishing to appoint some other person (who need not be a shareholder) to represent him or her at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the accompanying proxy and striking out the two printed names, or by completing another proxy. If a shareholder appoints one of the persons designated in the accompanying instrument of proxy as a nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the shares registered in the name of such shareholder shall be voted, the proxy shall be voted FOR such matter or matters.

     The Instrument of Proxy must be in writing and signed by the shareholder or by the shareholder's attorney duly authorized in writing or, if the shareholder is a body corporate or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association. An Instrument of Proxy will only be valid if it is duly completed, signed, dated and received at the office of the Company located at World Trade Centre Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada (Fax: 1(604) 641 - 1377) not less than 48 hours (excluding Saturdays, Sunday and holidays) before the commencement of the Meeting or any adjournment thereof, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.


                               REVOCATION OF PROXY

     A shareholder who has given an Instrument of Proxy may revoke it by an instrument in writing signed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association, and delivered to the office of the Company located at World Trade Centre Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the Instrument of Proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner provided by law. A revocation of an Instrument of Proxy does not affect any matter on which a vote has been taken prior to the revocation.

     The Chairman of the Meeting will have the discretion to accept or reject proxies otherwise deposited.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.


                                VOTING OF PROXIES

THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED INSTRUMENT OF PROXY WILL VOTE OR WITHHOLD FROM VOTING THE SHARES IN RESPECT OF WHICH THEY ARE APPOINTED PROXY ON ANY POLL THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER AS INDICATED ON THE INSTRUMENT OF PROXY AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY. WHERE NO CHOICE OR WHERE BOTH CHOICES ARE SPECIFIED IN THE INSTRUMENT OF PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED "FOR" THE MATTERS OR PERSONS DESCRIBED THEREIN AND IN THIS INFORMATION CIRCULAR.

     The enclosed Instrument of Proxy confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed Instrument of Proxy to vote in accordance with their best judgment on such matters or business. At the time of the printing of this Information Circular, management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

                                  VOTING RIGHTS

     Stockholders of record of the Company as of the close of business on November 14, 2005 have the right to receive notice of and to vote at the Annual Meeting. On November 14, 2005, the Company had issued and outstanding 199,596,575 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.


                               EXPENSE OF MAILING

     The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Maurice Tsakok, Secretary, China NetTV Holdings Inc., World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada.

HOLDERS  OF  COMMON  STOCK  ARE  REQUIRED  TO  COMPLETE,   DATE,  AND  SIGN  THE
ACCOMPANYING   PROXY  CARD  AND  RETURN  IT  PROMPTLY  TO  THE  COMPANY  IN  THE
ACCOMPANYING ENVELOPE.

The person named as proxy is Maurice Tsakok, Secretary and Director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. Two directors and two Director Nominees are directly interested in the share issuance which Proposal #3 is intended to implement. (See discussion under "Proposal #3" and disclosure of shares to be issued under "Principal Holders of Voting Securities.")

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, November 14, 2005, the total number of common shares outstanding and entitled to vote was 199,596,575. The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to the meeting.


                                   RECORD DATE

     Stock transfer records will remain open. November 14, 2005 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of November 14, 2005, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.



Title of Class          Name and Address of Beneficial       Amount and Nature of      Percentage of            Percentage of
                        Owner                                Beneficial Ownership      Class                    Class
                                                                                       Pre-Transaction(1)       Post-Transaction(1)
----------------------- ------------------------------------ ------------------------- ------------------       ------------------
Common stock            Zhi Wang (Chairman/Director)                20,000,000 total         5.31%              7.29%
                        116 - 2205 Bridgeport Pkwy.                 10,600,000 owned
                        California  94404                       (Plus 9,400,000 shares
                                                                issuable under Highland
                                                                Acquisition agreement)

----------------------- ------------------------------------ ------------------------- ------------------ ------------------
Common stock            Richco Investors Inc.                       15,000,000               7.51%              5.47%
                        Suite 900, 789 West Pender Street
                        Vancouver, B.C., V6C 1H2

----------------------- ------------------------------------ ------------------------- ------------------ ------------------
Common stock            Anthony Garson                              1,000,000*               0.5%               .36%
                        Suite 536, World Trade Centre           Options for Common stock
                        999 Canada Place
                        Vancouver, BC V6C 3E2
----------------------- ------------------------------------ ------------------------- ------------------ ------------------
Common stock            Maurice Tsakok (Director)                        0                   0%                 0
                        900-789 W. Pender St.
                        Vancouver, BC
                        Canada V6C 1H2

----------------------- ------------------------------------ ------------------------- ------------------ ------------------
Common stock            Jie Yang (Director)                          2,650,000 owned        1.33%               1.82%
                                                                (Plus 2,350,000 shares
                                                                issuable under Highland
                                                                Acquisition Agreement)

----------------------- ------------------------------------ ------------------------- ------------------ ------------------

                        TOTAL AS A GROUP   Pre-transaction          29,250,000              14.65%
                                           Post-transaction         41,000,000                                  14.95%
----------------------- ------------------------------------ ------------------------- ------------------ ------------------


(1) Note: "Transaction" is the issuance of an additional 65,000,000 shares plus a finder's fee as required by the Highland Acquisition Agreement dated November
5, 2004.

* Issuable or exercisable within 60 days as countable under Section 13d(2).


                          VOTING REQUIRED FOR APPROVAL

         I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting involving amending the Articles of Incorporation, a majority of the shares issued and outstanding must vote in favor of the Articles of Amendment.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

     Compensation paid by the Company for all services provided during the fiscal year ended December 31, 2004 (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000 and (2) to all officers as a group is set forth below.



                                        SUMMARY COMPENSATION TABLE OF EXECUTIVES

                                        Annual Compensation                           Long Term Compensation
                       ------------------------------------------------------    ---------------------------------
     Name and                                                Other Annual                            Securities
     Principal                                               Compensation         Restricted         Underlying/Options
     Position           Year   Salary ($)     Bonus ($)       Awards ($)        Stock Grants         Agreements

    Ronald Xie,         2004   -                  30,000             57,600      -                   9,639,000(1)
                                                                                                     (Finder's fee
                                                                                                     under Highland
                                                                                                     Acquisition Agreement.)
President/Director      2003   -                  20,000             60,000      -                  -
   (resigned on
  Nov. 03, 2004)

------------------------------------------------------------------------------------------------------------------
  Anthony Garson        2004   -            -                        38,714      -                  1,000,000

President/Director      2003   -            -                        12,089      -                  -

------------------------------------------------------------------------------------------------------------------
     Jie Yang           2004   -                  10,000             48,043      2,650,000(1)       2,350,000 (1)
                                                                                                    (under Highland
  Vice President/       2003   -                  10,000             30,000      -                  Acquisition Agreement)

     Director

------------------------------------------------------------------------------------------------------------------
  Maurice Tsakok        2004   -            -                        38,520      -                  -

    Secretary/          2003   -            -                        19,260      -                  -

     Director

------------------------------------------------------------------------------------------------------------------
     Gary Gui           2003   -            -                        11,754      -                  -

  Vice President
 (Resigned 2003)
------------------------------------------------------------------------------------------------------------------
(1) Pursuant to Highland Acquisition Agreement.


                                       7

Total for Executives    2004   -            -         40,000        222,554  1,750,000              11,989,000

                        2003   -            -         30,000        133,103      -                  -

         (b) Compensation Pursuant to Plans. Set forth below under directors.

         (c) Other Compensation. None.

         (d) Compensation of Directors. See stock options below.

     Compensation paid by the Company for all services provided during the period ended December 31, 2004 (1) to each of the Company's directors whose cash compensation exceeded $60,000 and (2) to all directors as a group is set forth below:




                                   DIRECTORS' COMPENSATION 2004

                             Annual Compensation                      Security Grants
                     -------------------------------------    ---------------------------------
   Name and            Annual                Consulting           Number           Number
   Principal          Retainer    Meeting    Fees/Other             of         of Underlying
   Position           Fees ($)   Fees ($)     Fees ($)            Shares        Options/SARs

Ronald Xie,              -       -          -                 -               -
 (resigned on
 May 4, 2004)

Anthony Garson           -       -          -                 -               1,000,000

   Jie Yang (1)          -       -          -                 2,650,000       2,350,000(1)
                                                                              (Mandatory issuance under
                                                                              Highland Acquisition Agreement)

   Zhi Wang (1)          -       -                39,000      10,600,000      9,400,000(1)
(Chairman)                                                                    (Mandatory issuance under
                                                                              Highland Acquisition Agreement)
Maurice Tsakok           -       -          -                 -               -

Loong Keng Lim           -       -          -                 -               -
 (resigned on
March 30, 2004)
--------------------------------------------------------------------------------------------------------------
Total 2004               -       -          -     39,000      -               12,750,000


(1)  Pursuant to Highland Acquisition Agreement

Note: Under an agreement between prior option holders and the Company, options granted during the period ending on December 31, 2003 have been cancelled.

Committees and Meetings

     The Board held multiple meetings during the fiscal year ended December 31, 2004. The Company did not have separate Audit and Compensation Committees. The Board acted as a standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Board has no separate nominating committee. The Board acted as nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

     The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The disclosure is made under Management Experience. Decisions as to executive compensation are made by the Compensation Committee.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


                        NOMINATING COMMITTEE INFORMATION

     Registrant does not have a standing Nominating Committee or committee performing similar functions. The Board believes it is appropriate not to have such a committee and acts as a whole, as the Nominating Committee, because a) it has a small number of directors, b) it is appropriate for the entire Board to participate in considering Board members, and c) specific skill sets are necessary in the Company's business, SEC compliance, mining exploration, and Chinese language/operations with which the Board as a whole is familiar.

     There is no charter for a Nominating Committee. Of the Board members, when acting as the Nominating Committee, only one would be considered as independent:
Maurice  Tsakok.  All other members would not be  considered  independent  under
Section 6(a) of the Exchange Act. The Board has no policy regarding consideration of director candidates recommended by security holder, and, as a matter of course, members of the Board are, except one, security holders of the Company and recommend themselves as candidates for election. The Board believes it is not necessary or appropriate to have a policy in relation to candidates recommended by security holders at this time, because it would be very difficult for the Company to find disinterested directors to serve without compensation for a company operating in China and without directors' and officers' liability insurance.

     All new nominees (excluding directors standing for reelection) are in fact nominated by existing security holders and directors only. No fees have been paid to any third party for nominee searches.

     Jie Yang and Zhi Wang are currently directors and hold 2,650,000 and 10,600,000 common shares, respectively, with rights to receive an additional 2,350,000 and 9,400,000 common shares, respectively, under the Highland Acquisition Agreement.

     Xiaojun Ma and Jing Wang (Director Nominees) are current shareholders of 3,975,000 and 4,240,000 common shares, respectively, with rights to receive an additional 3,525,000 and 3,760,000 shares, respectively.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2004 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB/A2 is considered a part of this Proxy Statement and incorporated herein by this reference.

     The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB, as amended, as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Maurice Tsakok, Secretary, at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada.

                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term. Mr. Tsakok is not standing for reelection as a director.

     The directors and executive officers of the Company as of November 21, 2005 are as follows:



Name                        Position Held with the    Age    Period of Service
                            Company                          as Officer or
                                                             Director
--------------------------------------------------------------------------------


Anthony Garson(1)           President, Director       61     Annual
                            CEO/CFO

Maurice Tsakok              Secretary, Director       52     Annual

Jie Yang(2)                 Vice President, Director  42     Annual

Zhi Wang(3)                 Chairman, Director        47     Annual

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     The principal occupations of each director and officer of the Company for at least the past five years are as follows:


                              MANAGEMENT EXPERIENCE

Anthony Garson, President since May 2004, Vice-Chairman and Director, obtained a BSc in 1969 from the University of Waterloo, Ontario. He received an MBA from University of Toronto, Ontario in 1983. Mr. Garson was President and Director of International Arimex Resources Inc. from 2003 to June 2004. He has been a Director of Grayd Resource Corporation since 2003. He has been a Director of
DiscFactories Corporation since 1999 and is periodically a Lecturer at Centennial College. Mr. Garson is a director of Colibri Resource Corp. He is a nominee for election for another term as Director.

Maurice Tsakok, a Director since May 2000, holds a Mechanical Engineering degree (1974 University of Minnesota) as well as an MBA (Management Science)(1976 Hofstra University). From 1997 to date, he has been a principal director in Gemsco Management, Ltd. He was a Director of Xin Net Corp from 1999 to May 2004 and was a Director of Richco Investors Inc. from 1995 to October 2003.

Jie Yang, a Director, age 41, Director, graduated from Beijing University of International Business & Economics, Beijing, China in 1984 and obtained a Bachelor of Economics. He has been director and Vice President of Honglu Invest -ment Holdings, Inc. since 2001; President of Sundecine Enterprises Inc. (1997-
2001); General Manager, Jianxin Trading Co., 1988-97; Assistant Customs Supervisor, Beijing Customs Administration, 1984-87. He is a nominee for election for another term as Director.

Zhi Wang, a director, age 47, Director, finished a diploma in business administration at China Radio & Television University ("CRTVU") in 1984 and pursued further studies in business administration under exchange program in Australia 1988. From 2001 to present, he has been Chairman and President of Honglu Investment Holdings, Inc., Tianyubofeng Science & Technology, Inc., a Chinese company in aluminum and carbon coke producing business, and Standard Hotel Management, Co. He is President and General Manager, Ziyuewentao Enterprises Inc., 1997 to present; General Manager, Tianjin Zangtong Trading Co., 1993; Managing Director of Hong Kong Zangtong Trading Co., 1990; CEO of Tibet Autonomous Region Economic & Trade Bureau, Beijing Office, 1987; Member, the Leading Team on Tibetan Economy, the State Council of China, 1984. He is a nominee for election for another term as Director.

NOMINEES FOR ELECTION AS DIRECTOR WHO ARE NOT CURRENTLY OFFICERS OR DIRECTORS

Xiaojun Ma, a Director, age 38, earned his BA in Commerce from Beijing International Studies University in 1990. In 2001 he earned his MBA from Australian National University. From 1990 - 1996, Mr. Ma was a sales represent-ative with Tibet International trade Import & Export Corporation, Beijing Office (an international import and export in Tibet). From 1996 - 1998, Mr. Ma was
General Manager Assistant for Tianjin Panyuan Technology Co. Ltd. (a Sino-America joint venture company producing three-dimensional animation and flash for advertisement and media companies). From 1998 - 2000, he was General Manager Assistant of Tibet Mountains & Waves Inc. (a Chinese company that owns and operates a three-star hotel in Jin Hai Hu Resort). From 2001 - 2004, Mr. Ma was Vice General Manager of Honglu Investmetn Holdings Inc. (an exploration and mining company).

Jing Wang, a Director, age 51, earned her BA in Finance from Renmin University of China in 1983. From 1983-1993, Ms. Wang was the Accountant Direct, Financial Manager, and Director of Economy Research Office for the China Textile Industrial Engineering Institute, a textile consultant company. From 1993-1997, she was a member of Beijing Exploration & Design Industry Technology and Economy Committee, a company that manages and supervises companies and projects in the exploration and design industry. From 1993-1997, she was General Accountant and Economist for Beijing Exploration & Design Association Textile Industrial Engineering Consultation Limited. From 1997-1998, she was the General Accountant for Tianjin Tibet Express Trade Limited, an import and export company, and for Tianjin Panyuan Technology Co. Ltd., a joint venture company producing three-dimentional animation and flash for advertisement and media companies. From 1988 to the present, she has been CFO of Tibet Mountain & Waves Inc., a hotel management company, Honglu Investment Holdings Inc., a mining and exploration company, and Tianjin Tibet Express Trade Limited.

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is between 1 and 8. The Board has nominated five persons. At this Annual Meeting, a Board of five directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

     The business experience of each director nominee is shown under "Manage -ment Experience" preceding this section in this Proxy Statement.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

                       Anthony Garson
                       Zhi Wang
                       Jie Yang
                       Xiaojun Ma
                       Jing Wang

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.


                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Clancy and Co., P.L.L.C. Independent Certified Accountants ("Clancy"), have been appointed as the Certifying Accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Clancy as the Company's independent public accountants for the fiscal year ending December 31, 2005 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Clancy for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Clancy are expected to be present at the Annual Meeting to make statements if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Clancy as independent accountants for the Company's year ending December 31, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                   PROPOSAL #3

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                          INCREASE IN AUTHORIZED SHARES


     The Board believes that amending its Certificate of Incorporation in order to increase the number of authorized shares of common stock is in the best interest of the Company because its acquisition of Highland pursuant to the Agreement cannot be completed without the authorization of additional shares of common stock since the Company has issued nearly all of its authorized shares and 65,000,000 (pursuant to an Agreement to issue shares) and 9,639,000 (finder's fee for the transaction) shares of common stock are yet due. Without the authorization of additional shares of common stock, the Company cannot fulfill its obligations under the Agreement or satisfy its substantial need for more operating capital through the issuance of additional shares of common stock.

     The Company seeks the approval of stockholders to amend the Articles of Incorporation of the Company to increase the authorized capital of the Company from 200,000,000 to 500,000,000 shares of common stock. Such increase is required to enable the Company to complete its remaining obligation under the Highland Mining, Inc. Acquisition Agreement dated November 5, 2004 which requires the issuance of an additional 65,000,000 shares of common stock and a finder's fee of 9,639,000 common shares.

     None of the Company's Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Discussion of Background for Proposed Action

     Pursuant to this Proxy Statement, you, as stockholders, are informed that the action sought is to increase the number of shares of stock that the Company is authorized to issue to 500 million shares of common stock. Pursuant to the Highland Mining, Inc. Acquisition Agreement (hereinafter the "Highland Acquisition Agreement" or "Acquisition Agreement"), 65,000,000 shares of common stock will be directly issued to the former stockholders of Highland Mining, Inc., and 9,639,000 shares will be issued for finders' fees in addition to the 85,000,000 shares already issued to Highland shareholders, in order to fully perform the Acquisition Agreement by delivering the shares as required under the Agreement. The increase of the authorized share capital is also required for the Company to engage in future capital raising transactions. The Company has no present intent to issue any of the newly authorized shares at this date other than in connection with the acquisition of Highland Mining, Inc.

The following people (including directors and Nominees for Directors) are entitled to be issued additional shares pursuant to the Highland Acquisition Agreement dated November 5, 2004 which are in form of an Agreement to issue shares upon an increase of the authorized shares (see Description and discussion herein under Proposal #3) as follows:

Du Yan Guang                            3,760,000 shares
Fu You Zhen                             3,290,000 shares
Gao Fengyi                              5,640,000 shares
Han Qing Lin                            2,490,000 shares
Ibrahim Abdullah                        4,700,000 shares
Ma Xiao Jun (nominee)                   3,525,000 shares
Noorappa Abdulrahim Kamaludeen          4,700,000 shares
Wang Donghong                             470,000 shares
Wang Jing (nominee)                     3,760,000 shares
Wang Lan Mei                            3,760,000 shares
Wang Qiang                              3,290,000 shares
Wang Yu Lan                             3,525,000 shares
Yang Yan                                5,640,000 shares
Yi Ting Bin                               235,000 shares
Zhang Zhen Kai                            235,000 shares
Zhu Guang Min                           4,230,000 shares
Jie Yang (Director)                     2,350,000 shares
Zhi Wang (Director)                     9,400,000 shares
                                       -----------------
Total                                  65,000,000 shares

Ronald Xie (Finder's Fees)              9,639,000 shares

     The additional shares of common stock to be authorized and issued have full voting rights and have no dividend or interest rates, conversion prices, redemption prices, maturity dates, or other matters. There are no preemptive rights regarding the shares of common stock.

ORGANIZATIONAL HISTORY AND REGISTRATION OF HIGHLAND

Highland Mining Inc. fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Mine in Tibet, China.

INVESTMENT IN HIGHLAND MINING INC. AND 25 OTHER MINERAL PROPERTIES

On November 5, 2004, the Company and Highland Shareholders entered into a Share Exchange Agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an Agreement to Issue Shares for issuance of 65,000,000 of the Company's common shares in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions hereafter set forth:

  1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Continental Minerals Corporation ("Continental"), a company listed on the Toronto Venture Exchange, to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to Continental on or before March 30, 2005 (the "Outside Date"), or if either or both Continental and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

  2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called ("Additional Rights")) 25 mineral prospects (including Xietongmen Copper-Gold Property) in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agreed to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein. (This transfer was made to the Company in early 2005.)

The Company also issued an Agreement to Issue Shares for 9,639,000 common shares as finder's fee for the transaction.

Highland fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise ("WOFE") registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which, as its primary asset, holds an exploration license covering Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Shigatse area, Tibet Autonomous Region, China.

This entitles the Company to full legal protection under the Chinese laws and regulations with respect to its legal rights and interest as the sole foreign legal owner of Highland, and will enable the Company to repatriate from China dividends distributed from Highland, other lawful income and funds received after the liquidation of Highland.

On December 23, 2004, Highland shareholders entered into an option agreement with Continental. Continental can earn 50% interest of the issued and outstanding shares of Highland by agreement to pay $2,000,000 to Highland shareholders and investment of $3,000,000 and $2,000,000 by November 5, 2005 and November 5, 2006 respectively in Highland to fund the exploration of the Xietongmen Copper-Gold Property. Continental may earn a further 10% of the issued and outstanding shares of Highland, through the investment of an additional $3,000,000 by November 5, 2007 in Highland to fund exploration of the Xietongmen Copper-Gold Property. If Continental exercises its option to earn a further 10% equity interest in Highland by fulfilling the related terms and conditions, the Company shareholding in Highland will be reduced to 40%.

Under the Shareholders Agreement dated December 23, 2004 between Continental, the Company and other related parties, Continental will manage Highland and Tianyuan during the option period. Once the option is exercised, further funding of Highland would be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back profit of Highland.

Net investment in Highland follows:

Historical cost of 500,000 shares of Highland Mining Inc.       $ 800,000
Equity in undistributed losses of investee company                      -
                                                                ----------
Investment at equity - December 31, 2004                        $ 800,000
                                                                ==========

Historical cost of 500,000 shares of Highland Mining Inc.       $ 800,000
Equity in undistributed losses of investee company               (800,000)
                                                                ----------

Investment in equity - September 30, 2005                       $       -
                                                                ==========

Shareholders are advised that Highland, as 50% owned by Continental Minerals Corp., managed by Continental, and consolidated into Continental's financial statements, has not been accounted for separately, and there are no separate interim financial statements for Highland for 2005. Accordingly, there are no separate financials a shareholder can review of Highland for interim period in 2005.

MINERAL EXPLORATION OPERATIONS

Please see Exhibits B-1 and B-2 attached hereto.

     The Company has agreed to issue a total of 150,000,000 shares of its common stock under the Acquisition Agreement. As of the date of this Proxy Statement, Highland shareholders have delivered the shares in Highland, the Company has issued 85,000,000 shares, and the Company has agreed to deliver 65,000,000 shares to the Highland shareholders upon approval of this Proxy Statement by the shareholders. The financial statements of Highland for the periods ended December 31, 2004, as audited, are attached hereto as Exhibit A-1.

     The shares of common stock of the Company yet to be issued to the stockholders of Highland under the Acquisition Agreement constitute 65,000,000 shares or 23.70% of the then to be issued and outstanding shares of common stock of the Company. Highland shareholders delivered to the Company 100% of the outstanding share ownership of Highland and have received 85,000,000 shares of the Company, which constitutes 42.59% of the issued and outstanding shares of the Company prior to the final completion of the issuance and will constitute 30.99% after the completion of the issuance. After the completion of the issuance, former stockholders of Highland will own 54.70% of the issued and outstanding shares of the Company (150,000,000 shares).

Du Yan Guang                            3,760,000 shares
Fu You Zhen                             3,290,000 shares
Gao Fengyi                              5,640,000 shares
Han Qing Lin                            2,490,000 shares
Ibrahim Abdullah                        4,700,000 shares
Xiao Jun Ma                             3,525,000 shares
Noorappa Abdulrahim Kamaludeen          4,700,000 shares
Donghong Wang                             470,000 shares
Jing Wang                               3,760,000 shares
Lan Mei Wang                            3,760,000 shares
Qiang Wang                              3,290,000 shares
Yu Lan Wang                             3,525,000 shares
Yan Yang                                5,640,000 shares
Ting Bin Yi                               235,000 shares
Zhen Kai Zhang                            235,000 shares
Guang Min Zhu                           4,230,000 shares
Jie Yang (Director)                     2,350,000 shares
Zhi Wang (Director)                     9,400,000 shares
                                       -----------------
Total                                  65,000,000 shares

Ronald Xie (Finder's Fees)              9,639,000 shares

     The completion by the Company of the share issuance to Highland stockholders requires an increase in the number of authorized shares of common stock of the Company which is the subject of this Proxy Statement necessary to allow additional shares of common stock of the Company to be issued to complete the final step of the Acquisition Agreement for Highland. Although the Company has received the consent of a majority of its shareholders for these two matters, it has not yet effected the transaction but intends to do so 10 days after the mailing of the Definitive Proxy Statement of the stockholders of record.

     The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for the pending transaction will allow, in the future, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

          1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 100% to 44.70% upon completion of the transaction.

          2. Control of the Company by stockholders may change due to new issuances.

          3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

          4.   Business plans and operations may change.

          5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

     The Company has presented, in the exhibits indicated below and attached hereto, the following important financial information:

          1. Financial statements meeting the requirements of Regulation S-X, including financial information required by Rule 3-05 and Article 11 of Regulation S-X with respect to transactions other than that pursuant to which action is to be taken as described in this proxy statement, Exhibit A-1;

          2. Item 302 of Regulation S-K, supplementary financial information (none);

          3. Item 303 of Regulation S-K, management's discussion and analysis of financial condition and results of operations (Exhibits B-1 and B-2).

        Total Shares in the Company

        Outstanding as of November 14, 2005 -- 199,596,575 (1)
        Highland shareholders now hold 85,000,000 shares or 42.59% of the currently outstanding shares.

        To be issued under Highland Agreement -- 65,000,000

        Additional shares as finder's fee 9,639,000.

        Such new shares to former Highland shareholders will constitute 23.7% of the shares outstanding after the issuance under the Highland Acquisition Agreement.

        The former Highland shareholders will own, in the aggregate, 150,000,000 shares after the transaction is approved, which equals 54.7% of the total to be outstanding after issuance pursuant to the Highland Acquisi-tion transaction.

        Total after Highland Acquisition transaction --  274,235,575 (1) (100%)

(1) Does not include Management Options to acquire a total of 1,000,000 shares not included in the Highland Acquisiton Agreement.

     Regulatory Approvals: No federal or state regulatory approvals are required for the transaction.

     Reports, Opinions, or Appraisals: No reports, opinions, or appraisals have been received from any outside party.

     Past Contracts or Negotiations: There have been no contracts or negotiations by parties to the transaction or their affiliates during the period for which financial statements are presented, except that in August 2004, a contract with Honglu Mining was cancelled, which involved most of the same shareholders of Highland Mining, Inc.

Other Potential Acquisitions
----------------------------

     It is emphasized that management of the Company may effect future transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

     Schedule  14A  requires  the  following   information  to  be  provided  to
stockholders:

     As to the proposed Highland transaction, stockholders are advised:

          1. No securities are being registered under the Securities Act of 1933.

          2.   No cash is being offered to any security holder.

          3. No voting is being conducted by the security holders of Highland Mining, Inc. However, the former shareholders of Highland exchanged their Highland shares to the Company and received 85,000,000 common shares which they will vote, and 2 of such persons are directors of the Company. Highland shareholders have the right to receive an additional 65,000,000 shares under the Highland Acquisition Agreement.

          4. Only the security holders of the Company are voting on the proposals.

          5. Summary Term Sheet: The stock for stock transaction will have been performed fully by the Company upon the issuance of the remaining 65,000,000 shares of common stock of the Company. The Company has completed the share exchange with Highland for 50% of the shares in Highland with the issuance of 85,000,000 shares of common stock. The issuance of the additional 65,000,000 required to perform the convenants of the Acquisition Agreement is subject to approval of an increase is authorized shares by the stockholders.

          Contact Information:
          China NetTV Holdings, Inc.
          World Trade Centre, Suite 536
          999 Canada Place, Vancouver
          BC V6C 3E2 Canada
          Attention: Maurice Tsakok
          Telephone: (604) 641-1366

COMPANY MINERAL EXPLORATION BUSINESS

The Company believes shareholders should be informed as to how the Company became involved in mineral exploration in Tibet, so a background exists in which to consider the proposal.

Highland Mining Shareholders had direct or indirect rights or options to, or interests in, 25 mineral prospects in Tibet, China, subject to terms and conditions and regulatory requirements attached to the Rights. Highland Shareholders, subject to terms and conditions and regulatory requirements related to the rights, assigned these to the Company in early 2005.

The Company decided to focus exclusively on the exploration of these base and precious metal mineral prospects in Tibet, China. The Company is seeking joint venture partners to assist in the exploration and possible development of these mineral prospects. Among the mineral properties, several exhibit copper, copper/gold, and copper/molybdenum mineralization. Since its private placement in January of 2005 has given it current working capital and liquidity, the Company sought to investigate and rank these properties in order to plan a comprehensive exploration program and joint venture/financial arrangement in 2005. The company raised $2.4 million in private placement to meet its working capital requirements.

The Company sought experienced and recognized joint venture partners, and the Company negotiated a "Property Option Agreement" with Hunter Dickinson, Inc. An initial Agreement was reached in 2004, with Continental Minerals Corporation ("Continental"), a member of the Hunter Dickinson Group, whereby Continental has acquired the right to earn a 60% interest in the Xietongmen gold-copper prospect owned by Highland Mining, Inc. The Xietongmen prospect consists of porphyry-like disseminated and quartz stockwork mineralization.

In November 2004, the terms of the original Agreement had to be modified whereby under the terms of the Property Option Agreement, Continental has acquired options to purchase 50% or 60% of the shares of Highland Mining Inc. ("Highland"). Under this Agreement, Continental will pay $2 million ($1.2 million on receiving regulatory approval and the balance $0.80 million after a year of the agreement date) to the original shareholders of Highland and $5 million investment in Highland to fund exploration of the property. Of this, prospect expenditures of $3 million must be funded by November 9, 2005 with a further $2 million of prospect expenditures funded by November 9, 2006. Continental can then increase its interest in Highland to 60% within the following year through investment of an additional $3 million in Highland to fund the exploration. In the event that Continental exercises its options to acquire the additional 10% shareholding of Highland, the Company's shareholding will be reduced to 40%. As of date hereof, for accounting purposes, Highland is treated as a 50% owned subsidiary.

Continental assembled its exploration team, and, with the drilling contractor visited the Xietongmen Copper-Gold property in December 2004. Subsequently, Continental made preparation for a Phase I, 25-hole drilling program, comprising 8,000 meters commenced during the first quarter of 2005. This program continues in late 2005.

The Xietongmen joint venture agreement of Highland with Continental was the first venture. Concurrently, the Company is reviewing the other mineral prospects with a view to forming similar joint venture/financial arrangements and has some ongoing exploration efforts as set forth below. The prospects under review represent a broad array of precious/base metal and industrial mineral targets. The Company holds, from original Highland shareholders, a 65% interest in each of these properties except for three properties in which the Company retains a 100% interest.

Outside of the Highland Mining, Inc. venture, the Company will concentrate its efforts in the development of mineral prospects in Tibet. Today, Chinese authorities are making its other efforts to open up the Tibetan plateau to large-scale mineral development in order to meet domestic demand for raw materials. The Chinese Government is increasingly seeking foreign investment and international co-operation to facilitate this particular aspect of their economic policy. In order to accommodate such development, the Qinghai-Tibet
Railway, one of the regions most important new construction projects, is expected to be completed by the end of 2006.

EMPLOYEES

As of December 1, 2005, we have four employees. The Company continues to rely on the expertise of the officers and directors to carry out its business strategy. The Company anticipates the need for increased administrative and other staff as the business of the Company grows.

OPERATIONS OF CHINA NETTV HOLDINGS, INC. DURING THE PERIOD DECEMBER 2004 - DECEMBER 2005

1. YEAR ENDED DECEMBER 31, 2004

The Company has had no operations during the fiscal year ended December 31, 2004, except its activities in cancelling the previous Honglu Agreement, negotiating the Highland Acquisition Agreement, the option to acquire rights to explore properties in Tibet, and the Continental Joint Venture discussed hereinabove involving Highland Mining, Inc. The Company generated no revenue and incurred expenses of $1,055,134 stemming from general, administrative and consulting expenditures related to its negotiations to acquire mineral prospects in China as compared to $698,044 for the same period of last year. The increase was due to the increased expenses incurred including (i) consulting fees paid to the directors and consultants for their services and (ii) legal fees incurred.

The Company expects the trend of losses to continue at an increasing rate after the acquisition of its interest in Highland until it can achieve commercial production on some of the mineral properties or sell some of mineral properties, of which there can be no assurance.

Liquidity and Working Capital

As of December 31, 2004, the Company had total current assets of $903,427 and total current liabilities of $149,535. The Company has a working capital of $753,892 at December 31, 2004. For the year ended December 31, 2004, the Company received $299,000 and $16,030 in cash proceeds from the exercise of 2,990,000 and 200,375 Series A and C Stock Purchase Warrants respectively, $100,000 though the execution of a promissory note and $1,200,000 share subscription for 24,000,000 units at $0.05 each. The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

The Company arranged a non-brokered private placement of 48,000,000 units at $0.05 per unit for total proceeds of $2,400,000. Half of the subscriptions were received on December 31, 2004 and another $850,000 has been received as of February 25, 2005. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years, at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement will be used for working capital and acquiring mining properties in the future. A 7% finder's fee has been paid in shares.

The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

2. OPERATIONS DURING NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005

The Company had no revenues from mineral exploration operations since inception of the exploration stage (July 1, 2003). The operations of the Company have been financed through private placements and loans from shareholders.

The Company intends to explore for copper, gold and other base metal deposits in Tibet and other areas of China in view of China's recent economic growth demand on the need for domestic production of metals.

Currently, China places fourth in the worldwide production of copper but substantially falls short of its domestic requirements. The development of partially developed base and precious metal deposit in South Western China is seen as an opportunity to aid China in meeting its domestic requirements.

The  majority of the  Company's  expenses  for the three and nine  months  ended
September 30, 2005 have consisted of the following significant items: exploration expenses, consulting fees, legal and professional fees, and rental expenses. Such fees were incurred in connection with efforts to carry out the exploration program on a prioritized basis and corporate maintenance.

Additionally, during the three and nine months ended September 30, 2005, the Company recorded the fair value of potential shares to be issued under contractual arrangements that are in excess of the authorized share capital as a liability in accordance with paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19 with the change in fair value reported in earnings. The net effect was an increase in current liabilities and net loss for the three and nine months ended September 30, 2005, by $1,525,901 and $6,482,898, respectively. Although this was a non-cash entry affecting the results of operations for the quarter ended, the amount represents the amount the Company would have to pay to repurchase shares in the open market to satisfy the exercise by holders of the warrants and options under contractual arrangements. If any or all of the holders choose to exercise their warrants or options, the Company does not currently have the financial resources to meet its obligations. Although the liability exists and there is a possibility the holders of the warrants or options to choose to exercise, management believes the possibility of this
occurrence  is  remote  as   approximately   all  of  the  holders  are  current
shareholders,   officers  or  directors  of  the  Company  and   understand  the
significant consequences to the Company under these circumstances. As of September 30, 2005, the Company had 42,796,950 potential shares to be issued under contractual arrangements, mainly from outstanding warrants and options, in excess of the unissued shares from the authorized share capital. Management does not expect any cash outlay due to recognition of this liability.

CONCENTRATION OF CREDIT RISK

The Company's operations are currently in Tibet and other areas of China. If the Company was unable to derive any revenues from its current business operations, it would have a significant, financially disruptive effect on the operations of the Company. Based on the current economic environment in China, the Company does not expect any material adverse impact to its business, financial condition and results of operations.

MINERAL PROPERTIES/EXPLORATION EXPENDITURES -- SUMMARY

In March and April 2005, the Company signed Lease and Option Agreements with three private companies in China to acquire 60% to 80% equity interest in 9 mineral properties in Tibet, China through spending a minimum of $200,000 to $400,000 on each of these properties each year for a two-year period.

The prospects under review represent a broad array of precious/base metal and industrial mineral targets and are at various stages of exploration. The Company intends to analyze which properties to retain in order to minimize upkeep expenditures. A first priority has been to select copper-gold/molybdenum targets that suggest porphyry style mineralization.

The Company has prioritized these properties with a view to seeking an experienced and capable mining company as a joint venture partner. The joint venture would be formed with the intention of exploring, developing and bringing into production the selected prospects.

The Company has committed to spend approximately $1.3 million in total on four of these mineral properties, Zemuduola, Banongla, Tangbai and Donggapu, in year 2005. In view of the favourable results on the current exploration programs, the Company has increased its commitment to spend approximately $1.75 million in total on these four properties in year 2005.

The mineral properties exploration expenditures are summarized as follows:-


                                               Percentage                                       Total
                                                ownership                                      amount          Amount required
                                                  upon               Minimum spending        spent up to         to reimburse
                    Mineral        Mineral     exercise of            on exploration         September 30,    the government upon
   Priority         Property        types      agreements           required per annum          2005          commercial production
                                                                    RMB           US$                          RMB             US$
  Very high    Banongla           Cu, Au         80% - 100%(1)    $ 695,800       $ 86,175     $ 68,634          $ -            $ -
               Donggapu           Cu, Au                  60%       218,900         27,111      282,412            -              -
               Tangbai            Cu, Au         80% - 100%(1)      419,000         51,893      228,238            -              -
               Zemuduola          Cu, Au                  60%       179,600         22,243      476,166            -              -

(1) - The Company has an option to increase its holding to 100% of the mineral properties on fulfillment of conditions of the agreements.

Cu - Copper, Au - Gold


                                                     Percentage                                 Total
                                                    ownership                                  amount          Amount required
                                                      upon               Minimum spending    spent up to         to reimburse
                  Mineral            Mineral       exercise of           on exploration       September 30,   the government upon
 Priority         Property            types        agreements           required per annum      2005          commercial production
                                                                        RMB           US$                    RMB               US$
   High      Duoxiasongduo      Cu, Mo                     65%      $ 29,400        $ 3,641     $ -      $ 3,840,000       $ 475,584
             Malasongduo        Cu, Mo                     65%        33,100          4,099       -        6,100,000         755,485
             Mangzong           Cu, Mo                     65%        44,100          5,462       -       14,515,200       1,797,708
             Bande              Cu, Mo            80% - 100%(1)      942,000        116,667       -                -               -
             Wada               Cu, Mo            80% - 100%(1)      294,100         36,424       -                -               -

  Medium     Dingqinnong        Cu, Ag, Zn, Pb             65%      $ 43,700        $ 5,412     $ -      $ 6,678,000       $ 827,070
             Gegongnong         Cu, Au                     65%       373,900         46,308       -       19,124,300       2,368,545
             Jiama              Cu, Pb, Zn, Au             65%        13,972          1,730       -       30,000,000       3,715,500
             Jiama (S)          Cu, Pb, Zn, Au    80% - 100%(1)      303,900         37,638       -                -               -
             Niangguchu         Au, Ag                     65%        11,200          1,387       -        5,042,400         624,501
             Zhanaga            Cu, Mo                     65%        33,000          4,087       -        5,509,600         682,364

(1) - The Company has an option to increase its holding to 100% of the mineral properties on fulfillment of conditions of the agreements.

Cu - Copper, Au - Gold, Mo - Molybdenum, Ag - Silver, Zn - Zinc, Pb - Lead


                                                  Percentage                                      Total
                                                  ownership                                      amount        Amount required
                                                     upon            Minimum spending          spent up to       to reimburse
                   Mineral              Mineral  exercise of         on exploration           September 30,   the government upon
Priority          Property               types    agreements        required per annum            2005        commercial production
                                                                    RMB           US$                           RMB              US$
   Low     Chaerkang               Cu, Au                  65%     $ 537,900       $ 66,619        $ -            $ -            $ -
           Chawudaerga             Cu, Fe                  65%       458,500         56,785          -              -              -
           Chenxiong               Cu, Au                  65%       460,300         57,008          -              -              -
           Gaerqiong               Cu, Au                  60%        79,600          9,858          -         49,500          6,131
           Jiangeluopu             Cu, Fe                  65%       413,100         51,162          -              -              -
           Kexiangma               Cu, Au                  65%       458,900         56,835          -              -              -
           Lajie                   Cu, Fe                  65%       961,900        119,131          -              -              -
           Numamaerge              Cu, Fe                  65%       439,800         54,469          -              -              -
           Xianqian                Cu, Fe                  65%       459,900         56,959          -              -              -
           Xibu                    Cu, Fe                  65%       481,600         59,646          -              -              -
           Yeluansang              Cu, Au                  65%       462,300         57,256          -              -              -
           Zhaduogaerbo            Cu, Au                  60%       347,500         43,038          -              -              -
           Zhuola Suotong          Cu, Au                  65%       479,300         59,361          -              -              -
           Zongdu                  Cu, Fe                  65%       470,700         58,296          -              -              -

Cu - Copper, Au - Gold, Fe - Iron


                                                Percentage                                      Total
                                                ownership                                       amount        Amount required
                                                   upon            Minimum spending          spent up to       to reimburse
               Mineral          Mineral        exercise of          on exploration           September 30,   the government upon
 Priority     Property           types          agreements        required per annum             2005       commercial production
                                                                  RMB            US$                         RMB               US$
Very low    Binda               Pb, Sb, Ag            65%      $ 51,500         $ 6,378       $ -           $ 338,800      $ 41,960
            Ganzhongxiong       Pb, Zn                65%        64,500           7,988         -             156,200        19,345
            Gexiong             Ni, Ta               100%        37,000           4,582         -                   -             -
            Jiaduoling          Fe                    65%       171,600          21,253         -             312,200        38,666
            Jiduipu             Marble                65%       103,000          12,757         -                   -             -
            Kada                Quartz sandstone      65%        37,200           4,607         -                   -             -
            Lazi                Cr, Fe                65%       359,200          44,487         -                   -             -
            Lamayejia           Cr, Fe                65%       598,100          74,075         -                   -             -
            Longrenla           Fe                    65%       466,600          57,788         -                   -             -
            Meiduo              Sb                    65%        13,197           1,634         -          11,610,800     1,437,998
            Nanyuela            Pb, Zn                65%       132,200          16,373         -             197,400        24,448
            Nianggui            Corundum              65%        41,200           5,103         -           1,367,800       169,402
            Panong              Ni, Ta               100%        22,400           2,774         -                   -             -
            Qinong              Ni, Ta               100%     1,181,000         146,267         -                   -             -
            Youzha              Salt                  65%       129,200          16,001         -           5,570,000       689,844
            Yuqu                Ir, Os                65%        55,100           6,824         -             100,200        12,410
            Zonglongge          Ni, Ta                65%        64,000           7,926         -             100,000        12,385


Cu - Copper, Au - Gold, Mo - Molybdenum, Ag - Silver, Zn - Zinc, Pb - Lead, Sb - Antimony, Ni - Nickel, Ta - Tantalum,

Fe - Iron, Cr - Chromium, Ir - Iridium, Os - Osmium


Please refer to our web-site www.ctvh-holdings.com for updates on these properties.

RECENT UPDATES ON MINERAL PROPERTIES

(a) Xietongmen Copper-Gold Property

A grid drilling program, designed to systematically delineate the copper-gold mineralization on the property is currently underway and is focused in an area measuring approximately 250 meters by 300 meters. Six drill rigs are on site with the goal to systematically delineate the deposit that is open to expansion in all lateral directions. The drill holes are located at 50 meters spacing to infill between and step out from the high-grade drill holes and cross cut reported in 2003-2005. The drill holes are placed to confirm continuity, structural controls and orientation of the mineralized body.

Statistics for Drilling program on Xietongmen Copper - Gold Property - 2005


                                                 Up to June 30, 2005     July - Sep 2005     Up to Sep 30, 2005
1. Drilled (meter)                                     4,911.80              8990.06              13,901.86
----------------------------------------------- ----------------------- ------------------- ----------------------
2. Area covered (meter by meter)                      150 x 200              250 x300             250 x300
----------------------------------------------- ----------------------- ------------------- ----------------------
3. Assay results reported (hole)                          -               22 drill holes       22 drill holes
----------------------------------------------- ----------------------- ------------------- ----------------------
   3.1 Average mineralized length (meter)                 -                   230.82               230.82
----------------------------------------------- ----------------------- ------------------- ----------------------
   3.2 Longest mineralized length (meter)                 -                    321                   321
----------------------------------------------- ----------------------- ------------------- ----------------------
   3.3 Shortest mineralized length (meter)                -                    55.5                 55.5
----------------------------------------------- ----------------------- ------------------- ----------------------

(b) Four properties surrounding Xietongmen Copper-Gold Property


In conjunction with Chinese advisors and an independent consultant, the Company instigated a work program on Zemuduola, Donggapu, Tangbai and Banongla properties surrounding Xietongmen in 2005 to be completed by year-end 2005. (Press Release June 29, 2005)

(i) Zemuduola

A decision was made to complete an eighteen km access road through the Zemuduola property in order to readily access the above zones and additional anomalous targets located on both the Zemuduola and the adjacent Donggapu property. The road allowed mobilization of trenching and bulldozer equipment and a drill rig as a prelude to a planned diamond-drilling program.


Allocated field work                                                    Completed as of September 30, 2005
----------------------------------------------------------------------- -----------------------------------------
1:2,000 geological mapping covering 9 sq. km                            4.5 sq. km
----------------------------------------------------------------------- -----------------------------------------
Geophysical IP survey covering 9 km (Revised 10.80 km)                  10.80 km
----------------------------------------------------------------------- -----------------------------------------
Trenching program- 3,000 cu. meters (Revised 4,472 cu. meters)          4,472 cu. meters
----------------------------------------------------------------------- -----------------------------------------
Drilling program- 1,500 meters                                          226.4 meters
----------------------------------------------------------------------- -----------------------------------------

(ii) Donggapu

The above-mentioned 18 km access road extends 7 km into Zone IV on Donggapu property. An additional eight kilometers of road accessing Zone IV to Zone III is still in process.


Allocated field work                                                  Completed as of September 30, 2005
--------------------------------------------------------------------- ---------------------------------------
1: 5,000 geological mapping covering 12 sq. km                        10 sq. km
--------------------------------------------------------------------- ---------------------------------------
1:10,000 geochemical soil survey: 10 sq. km                           10 sq. km
--------------------------------------------------------------------- ---------------------------------------
Geophysical IP survey covering 7 km (Revised 21.9 km)                 21.9 km
--------------------------------------------------------------------- ---------------------------------------
Trenching program- 2,000 cu. meters (Revised 5,442 cu. meters)        5,442 cu. meters
--------------------------------------------------------------------- ---------------------------------------
Drilling program- 900 meters                                          Hole ZK701 in process
--------------------------------------------------------------------- ---------------------------------------

(iii) Tangbai


Allocated field work                                                  Completed as of September 30, 2005
--------------------------------------------------------------------- ---------------------------------------
1:25,000 geological mapping survey covering 37.9 sq. km               37.9 sq. km
--------------------------------------------------------------------- ---------------------------------------
1:50,000 geochemical stream survey: 37.9 sq. km                       37.9 sq. km
--------------------------------------------------------------------- ---------------------------------------
Geophysical IP survey covering 12 km                                  10.18 km
--------------------------------------------------------------------- ---------------------------------------
Trenching program- 2,000 cu. meters                                   1,509 cu. meters
--------------------------------------------------------------------- ---------------------------------------
Drilling program- 393 meters                                          393 meters
--------------------------------------------------------------------- ---------------------------------------



(iv) Banongla

Allocated field work                                                  Completed as of September 30, 2005
--------------------------------------------------------------------- ---------------------------------------
1: 25,000 geological mapping covering 69.6 sq. km                     69.6 sq. km
--------------------------------------------------------------------- ---------------------------------------
1:50,000 geochemical stream survey: 69.6 sq. km                       69.6 sq. km
--------------------------------------------------------------------- ---------------------------------------
Trenching program- 200 cu. meters                                     200 cu. meters
--------------------------------------------------------------------- ---------------------------------------

Most of the fieldwork has been completed these the properties except for the drilling program on the Zemuduola and Donggapu properties. Assay results for the ZK801 drill core from the Zemuduola property is pending. Assay results from the Tangbai drill site is also pending. In addition, trench samples taken from both Donggapu and Zemuduola are pending.


Liquidity and Working Capital

As of September 30, 2005, the Company had total current assets of $918,690 and total current liabilities of $6,880,421 resulting in a negative working capital of $5,961,731. For the nine-month period ended September 30, 2005, the Company received $1,200,000 from the proceeds from the issuance of 24,000,000 units of common stock subscribed for at $0.05 each. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement will be used for working capital and exploration and identification of mineral prospects in the future. A total of 3,360,000 shares were issued as a finder's fee for the transaction.

The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants or options by the holders.

The Company has had only four employees since December 2004. The Company expects the requirements for services from external consultations, business and other advisers, and supporting staff will increase as exploration expands. As a result, the costs and expenses associated with its activities and operations during the transitional period will also increase. This may change, however, if the Company has to embark on new projects in the future or exploration is unsuccessful in mining commencements.

Information as to the acquiring company:

SELECTED FINANCIAL DATA
                                                       12/31          12/31
CHINA NETTV HOLDINGS, INC.                             2004           2003
--------------------------                             ----           ----

Net sales                                           $        -     $        -
Income (loss) incurred during development stage     (1,844,826)      (693,117)
Income (loss) per common share                           (0.03)         (0.02)
Total assets                                         1,712,485        637,485
Long-term obligations and redeemable preferred
stock                                                        -              -
Cash dividends declared per share                            -              -


PRO FORMA SELECTED FINANCIAL DATA

POST TRANSACTION                                                   SEPTEMBER 30,             DECEMBER 31,
                                                                       2005                      2004

Net sales                                                        $          -              $         -
Operating income before income taxes                             $ (8,707,426)             $(1,844,826)
Operating income from operations per
   common share                                                  $      (0.05)                   (0.03)
Total assets                                                     $    932,236                1,712,485
Long-term obligations and redeemable
   preferred stock                                                          -                        -
Cash dividends declared per share                                           -                        -

Note:    Pro forma selected financial data assumes the acquisition was completed as of the earliest period presented.


PRO FORMA INFORMATION                                   September 30, 2005
                                                     China Net          Highland


Book value per share                              $(0.03)              $ 2.54
Cash dividends declared per share                      -                    -
Income (loss) per share from continuing
   operations                                     $(0.05)              $(4.03)


PRO FORMA FINANCIAL INFORMATION


INTRODUCTORY PARAGRAPH:
----------------------

BY AN AGREEMENT  DATED NOVEMBER 5, 2004,  CTVH AND THE  SHAREHOLDERS OF HIGHLAND
ENTERED INTO AN  ACQUISITION  AGREEMENT.  ON NOVEMBER 5, 2004,  CTVH  ORIGINALLY
AGREED TO ISSUE 85,000,000 SHARES AND AN AGREEMENT TO LATER ISSUE 65,000,000 SHARES TO THE SHAREHOLDERS OF HIGHLAND WHEN THE CTVH SHARE AUTHORIZATION WAS INCREASED IN EXCHANGE FOR 50% OF THE ISSUED AND OUTSTANDING SHARES OF HIGHLAND. CTVH ALSO AGREED TO ISSUE 9,639,000 COMMON SHARES AS A FINDER'S FEE FOR THE TRANSACTION.

THE FOLLOWING PRO FORMA FINANCIAL RESULTS SHOWS THE HISTORICAL FINANCIAL STATEMENTS OF CHINA NETTV HOLDINGS INC. ("CTVH"), AS OF THE LAST AUDITED BALANCE SHEET DATE AND THE CURRENT INTERIM PERIOD, ADJUSTED AS OF THE BEGINNING OF THE PERIODS TO REFLECT THE ADDITIONAL SHARES ISSUED ASSUMING CTVH HAD THE REQUIRED AUTHORIZED CAPITAL TO DO SO. THE ADJUSTMENTS REFLECT ONLY THOSE ITEMS DIRECTLY ATTRIBUTABLE TO THE TRANSACTION, HAVE A CONTINUING IMPACT AND ARE FACTUALLY SUPPORTABLE.

ASSUMPTIONS:
-----------

1. SHAREHOLDERS OF CTVH APPROVED THE INCREASE IN THE AUTHORIZED CAPITAL TO 500 MILLION COMMON SHARES.
2.   CTVH ISSUED 65,000,000 COMMON SHARES PURSUANT TO THE ACQUISITION AGREEMENT.
3. CTVH ISSUED 9,639,000 COMMON SHARES AS FINDER'S FEES PURSUANT TO THE ACQUISITION AGREEMENT.
4. THE HISTORICAL TRANSACTION RESULTED IN AN INVESTMENT IN HIGHLAND AT EQUITY. SINCE HIGHLAND'S FINANCING AND OPERATING DECISIONS ARE CONTROLLED BY ITS OTHER 50% OWNED ENTITY, CONTINENTAL MINERALS CORPORATION, CONTINENTAL CONSOLIDATES HIGHLAND'S OPERATIONS IN ITS FINANCIAL STATEMENTS.



CHINA NETTV HOLDINGS INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
September 30, 2005
                                                                            (Unaudited)
Stated in U.S. dollars                                                       Historical        Adjustments         Pro-forma
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
  Cash and Cash Equivalents                                             $         908,388                    $          908,388
  Prepaid expenses and other current assets                                         9,792                                 9,792
  Prepaid expenses - related party                                                    510                                   510
---------------------------------------------------------------------------------------------                -------------------
Total Current Assets                                                              918,690                               918,690

Investment in Highland Mining Inc.                                                      -                                     -

Fixed assets, net                                                                  13,546                                13,546
---------------------------------------------------------------------------------------------                -------------------
Total Assets                                                            $         932,236                    $          932,236
=============================================================================================                ===================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities
  Accounts payables and accrued expenses                                $         394,143                    $          394,143
  Fair value - potential shares to be issued in excess of authorized share capital,
    adjusted for changes in fair value                                          6,482,898         (6,482,898)                 -
  Due to related parties                                                            3,380                                 3,380
---------------------------------------------------------------------------------------------                -------------------
                                                                                6,880,421                               397,523

Stockholders' Equity  (Deficiency)
  Common Stock : $0.001 Par Value
    Authorized : 200,000,000
    Issued and Outstanding : 193,596,575                                          193,596             74,639            268,235
  Additional Paid In Capital                                                    5,890,967            696,481          6,587,448
  Agreement to issue Common Stock for acquisition cost (65,000,000 shares)              -                                     -
  Agreement to issue Common Stock for finder's fee (9,639,000 shares)             771,120           (771,120)                 -
  Accumulated other comprehensive loss                                             (3,709)                               (3,709)
  Accumulated deficit prior to the development stage                           (1,554,790)                           (1,554,790)
  Accumulated deficit during the development stage                            (11,245,369)         6,482,898         (4,762,471)
---------------------------------------------------------------------------------------------                -------------------
Total Stockholders' Equity (Deficiency)                                        (5,948,185)                              534,713

--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity (Deficiency)                  $        932,236                  -  $         932,236
================================================================================================================================


CHINA NETTV HOLDINGS INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
for the nine months ended September 30, 2005
                                                                (Unaudited)
Stated in U.S. dollars                                          Historical            Adjustments            Pro-forma
-----------------------------------------------------------------------------------------------------------------------------
Revenue                                                             $ -                           -                      $ -

Expenses
  Exploration expenses                                                1,055,450                                    1,055,450
  General and administrative                                            391,639                                      391,639
--------------------------------------------------------------------------------                        ---------------------
Operating Loss                                                       (1,447,089)                                  (1,447,089)

Other Income and Expenses
   Interest income                                                       22,579                                       22,579
   Equity loss                                                         (800,000)                                    (800,000)
   Accounts payable written off                                             (18)                                         (18)
   Fair value of potential shares to be issued in excess of
      authorized share capital                                       (6,482,898)           6,482,898                       -
--------------------------------------------------------------------------------                        ---------------------
                                                                     (7,260,337)                                    (777,439)


Net Loss Available to Common Stockholders                          $ (8,707,426)                                $ (2,224,528)
================================================================================                        =====================



Loss per share attributable to common stockholders:                     $ (0.05)                                     $ (0.01)
                                                                ================                        =====================

Weighted average number of common shares outstanding:
  Basic and diluted                                                 185,743,095                                  260,382,095
                                                                ================                        =====================


CHINA NETTV HOLDINGS INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
December 31, 2004

Stated in U.S. dollars                                                      Adjustments         Pro-forma
-------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
  Cash and Cash Equivalents                                                               $          900,309
  Prepaid expenses and other current assets                                                            2,287
  Prepaid expenses - related party                                                                       831
--------------------------------------------------------------------------                -------------------
Total Current Assets                                                                                 903,427

Investment in Highland Mining Inc.                                                                   800,000

Fixed assets, net                                                                                      9,058
--------------------------------------------------------------------------                -------------------
Total Assets                                                                              $        1,712,485
==========================================================================                ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payables and accrued expenses                                                  $           47,082
  Promissory note payable                                                                            100,000
  Due to related parties                                                                               2,453
                                                                                                     149,535

Stockholders' Equity
  Common Stock : $0.001 Par Value
    Authorized : 200,000,000
    Issued and Outstanding : 142,236,575                                           74,639            216,875
  Additional Paid In Capital                                                      696,481          4,238,808
  Subscription Received for 24,000,000 shares                                                      1,200,000
  Agreement to issue Common Stock for acquisition cost (65,000,000 shares)              -                  -
  Agreement to issue Common Stock for finder's fee (9,639,000 shares)            (771,120)                 -
  Accumulated deficit prior to the development stage                                              (1,554,790)
  Accumulated deficit during the development stage                                                (2,537,943)
--------------------------------------------------------------------------                -------------------
Total Stockholders' Equity                                                                         1,562,950

Total Liabilities and Stockholders' Equity                                              -  $       1,712,485
=============================================================================================================


CHINA NETTV HOLDINGS INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
for the year ended December 31, 2004
                                                                  (Audited)
Stated in U.S. dollars                                           Historical           Adjustments            Pro-forma
-----------------------------------------------------------------------------------------------------------------------------
Revenue                                                              $ -                                                 $ -

Expenses
  General and administrative                                           1,055,134                                   1,055,134
  Finder's fee                                                           771,120                                     771,120
---------------------------------------------------------------------------------                       ---------------------
Operating Loss                                                        (1,826,254)                                 (1,826,254)

Other Income and Expenses
   Interest income                                                            62                                          62
   Accounts payable written off                                            3,453                                       3,453
   Interest expenses                                                      (6,078)                                     (6,078)
   Loss on disposal of fixed assets                                      (16,009)                                    (16,009)
---------------------------------------------------------------------------------                       ---------------------
                                                                         (18,572)                                    (18,572)

---------------------------------------------------------------------------------                       ---------------------
Net Loss Available to Common Stockholders                           $ (1,844,826)                               $ (1,844,826)
=================================================================================                       =====================



Loss per share attributable to common stockholders:                      $ (0.01)                                    $ (0.01)
                                                         ========================                       =====================

Weighted average number of common shares outstanding:
  Basic and diluted                                                  165,361,461                                 166,177,188
                                                         ========================                       =====================

The following is a summary of the total issued and outstanding shares of CTVH upon completion of the Acquisition Agreement:

TOTAL ISSUED AND OUTSTANDING SHARES OF CTVH UPON COMPLETION OF THE ACQUISITION
------------------------------------------------------------------------------

Issued and outstanding shares as at December 1, 2005          199,585,200

Shares to the remaining shareholders pursuant
  to Acquisition Agreement of Highland                         65,000,000
Shares for the finder's fees in relation to
  the acquisition of Highland                                   9,639,000
                                                              ------------
Total issued and outstanding shares upon completion of
  acquisition                                                 274,235,575
                                                              ============


     The Company has elected to deliver this Proxy Statement together with a copy of its latest Form 10-KSB, as amended, pursuant to Section 13a of the Exchange Act, which, at the time of original preparation, met the requirements of either Rule 14a-3 or Rule 14c-3.

     The 10-QSB for the period ended September 30, 2005 is also attached hereto in its entirety and incorporated herein by this reference.

                                   PROPOSAL #4

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE

            The Company seeks the approval of stockholders to change the name of the Company from its current corporate name to Great China Mining, Inc.

            This requires an amendment to our Articles of Incorporation.

            We believe the name change in our Articles of Incorporation is in the best interest of our corporation to create a name which is not related to a defunct business attempt in the technology sector in which the company may never again engage.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in May, 2006.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: ________________, 2005

                                       By Order of the Board of Directors


                                       By: ----------------------------------
                                           ________________, President

                                      PROXY

                            China NetTV Holdings Inc.
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 30, 2005

     The undersigned hereby appoints Maurice Tsakok, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of China NetTV Holdings Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on December 30, 2005, at 11:30 a.m., at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, Canada, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of the meeting and any adjournment thereof.

1. To elect directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  [Anthony Garson, Xiaojun Ma, Jing Wang, Jie Yang, and Zhi
                     Wang]

         [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint Clancy & Co., Chartered Accountants, as the auditor for the company for the year ensuing.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to from 200,000,000 to 500,000,000 common shares.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



-----------------------                ----------------------------------------
# of Shares owned                             Signature of Stockholder


                                       -----------------------------------------
                                                        Printed Name



                                       ----------------------------------------
                                              Signature if held jointly



                                       ----------------------------------------
                                                        Printed name


                                        Dated: __________________________, 2005


 IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EXHIBIT A-1





                              HIGHLAND MINING, INC.
                         (an exploration stage company)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm.................   A-1-2

Consolidated Balance Sheet..............................................   A-1-3

Consolidated Statement of Operations....................................   A-1-4

Consolidated Statement of Changes in Stockholders' Equity...............   A-1-5

Consolidated Statement of Cash Flows....................................   A-1-6

Notes to the Consolidated Financial Statements..........................   A-1-7








                                      A-1-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Highland Mining, Inc.

We have audited the consolidated balance sheets of Highland Mining, Inc. (an exploration stage company) as of October 31, 2004 and December 31, 2004, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the period from June 18, 2004 (inception of the exploration stage) to October 31, 2004, for the period from November 1, 2004 to December 31, 2004, and the cumulative period from inception of the exploration stage to
December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Highland Mining, Inc. at October 31, 2004 and December 31, 2004, and the consolidated results of its operations and its cash flows for the period from inception of the exploration stage to October 31, 2004, for the period from November 1, 2004 to December 31, 2004, and the cumulative period from inception of the exploration stage to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company has been in the exploration stage since its inception on June 18, 2004, has limited operations and has sustained substantial operating losses resulting in an accumulated deficit. Unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Clancy and Co., P.L.L.C.
Clancy and Co., P.L.L.C.
Phoenix, Arizona

October 5, 2005


                                      A-1-2




                                      HIGHLAND MINING, INC.
                                 (an exploration stage company)
                                   CONSOLIDATED BALANCE SHEETS

Stated in U.S. dollars                                                     December 31, 2004       October 31, 2004
-------------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
   Cash and cash equivalents                                                  $      93,140         $     108,875
   Prepaid expenses                                                                   1,161                    52
------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                 94,301               108,927

Due from related party (Note 4)                                                      39,986                51,663

Mineral property (Note 3)                                                         1,564,797             1,565,185

------------------------------------------------------------------------------------------------------------------

        Total Assets                                                             $1,699,084        $    1,725,775
==================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable and accrued expenses                                            $21,060         $      11,083
   Promissory note payable - related party (Note 4)                                       -               642,474
   Due to related parties (Note 4)                                                  556,304               421,611
------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                           577,364             1,075,168
------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (Note 6)                                                    -                     -

Stockholders' Equity
   Common stock : $1.00 par value, authorized: 1,000,000
       Issued and outstanding: 1,000,000                                          1,000,000             1,000,000
   Additional paid-in capital                                                       642,474                     -
   Accumulated other comprehensive loss                                             (2,676)               (2,279)
   Accumulated deficit during the exploration stage                               (518,078)             (347,114)
------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                        1,121,720               650,607

------------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Equity                                       $1,699,084            $1,725,775
==================================================================================================================




   The accompanying notes are an integral part of these financial statements.

                                      A-1-3



                                      HIGHLAND MINING, INC.
                                 (an exploration stage company)
                              CONSOLIDAED STATEMENTS OF OPERATIONS

                                                             Cumulative amounts
                                                             from inception of     For the period from     For the period from
                                                              the exploration      November 1, 2004 to          inception
Stated in U.S. dollars                                             stage            December 31, 2004      to October 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
Expenses

   Consulting and professional                             $              20,962                   10,000                  10,962
   Exploration expenses (Note 3)                                         326,128                  121,650                 204,478
   Foreign exchange loss                                                  28,421                    9,613                  18,808
   General and administrative                                             28,772                    1,292                  27,480
   Salaries, wages and benefits                                           45,463                   16,757                  28,706
   Travel expenses                                                        72,751                   12,137                  60,614
----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                        522,497                (171,449)                 351,048

Operating loss                                                         (522,497)                (171,449)               (351,048)

Other income - interest income                                             4,419                      485                   3,934

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net loss                                                   $           (518,078)                (170,964)               (347,114)
==================================================================================================================================

Basic and diluted loss per share                           $              (0.56)                   (0.17)                  (0.39)
                                                            ======================================================================

Basic and diluted weighted average shares outstanding      $             928,934                1,000,000                 897,059
                                                            ======================================================================











   The accompanying notes are an integral part of these financial statements.

                                      A-1-4


                                                           HIGHLAND MINING, INC.
                                                       (an exploration stage company)
                                              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                   FOR THE PERIOD FROM JUNE 18, 2004 (INCEPTION OF THE EXPLORATION STAGE)
                                                            TO DECEMBER 31, 2004

                                                          Common      Additional                    Accumulated
                                            Common       Stock at      Paid-In      Accumulated        Other
Stated in U.S. dollars                      Shares      Par Value      Capital        Deficit       Comp. Loss          Total
------------------------------------------------------------------------------------------------------------------------------------
Balance, June 18, 2004 (inception)                   -       $     -        $    -       $      -         $      -        $       -

Common stock issued for cash at $1.00
    per share on July 2, 2004                1,000,000     1,000,000             -              -                -        1,000,000

Net loss, inception to October 31, 2004              -             -             -      (347,114)          (2,279)        (349,393)
------------------------------------------------------------------------------------------------------------------------------------
Balance - October 31, 2004                   1,000,000     1,000,000             -      (347,114)          (2,279)          650,607

Cancellation of promissory note on
     November                                        -             -       642,474                               -          642,474

Net loss, two months period ended
    December 31, 2004                                                                   (170,964)            (397)        (171,361)
------------------------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2004                  1,000,000    $1,000,000     $ 642,474    $ (518,078)      $   (2,676)     $  1,121,720
====================================================================================================================================












   The accompanying notes are an integral part of these financial statements.

                                      A-1-5


                                                    HIGHLAND MINING, INC.
                                               (an exploration stage company)
                                            CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  Cumulative amounts
                                                                  from inception of  For the period from    For the period
                                                                   the exploration   November 1, 2004 to   from inception to
Stated in U.S. dollars                                                  stage         December 31, 2004    October 31, 2004
------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
  Net loss                                                              $   (518,078)      $    (170,964)       $   (347,114)
  Adjustments to reconcile net loss to net cash
       provided by (used in) operating activities
  Translation adjustments                                                     (2,676)               (397)             (2,279)
  Cancellation of promissory note                                             642,474                   -                   -
  Changes in assets and liabilities:
      Increase in prepaid expenses                                            (1,161)             (1,109)                (52)
      Increase in accounts payable and accrued expenses                        21,060               9,977              11,083
------------------------------------------------------------------------------------------------------------------------------
  Net cash flows used in operating activities                                 141,619           (162,493)           (338,362)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities
    Investment in mineral properties                                      (1,564,797)                 388(        (1,565,185)
------------------------------------------------------------------------------------------------------------------------------
  Net cash flows used in investing activities                             (1,564,797)                 388         (1,565,185)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities
    Advances - amounts to related parties                                     556,304             134,693             421,611
    Due from related party - Honglu                                          (39,986)              11,677            (51,663)
    Proceeds from the issuance of promissory notes                                  -                   -             642,474
    Proceeds from the issuance of common stock                              1,000,000                   -           1,000,000
------------------------------------------------------------------------------------------------------------------------------
  Net cash flows provided by financing activities                           1,516,318             146,370           2,012,422
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash and cash equivalents                               93,140            (15,735)             108,875
Cash and cash equivalents - beginning of period                                     -             108,875-                  -
                                                                 -------------------------------------------------------------
Cash and cash equivalents - end of period                                $     94,140              93,140        $    108,875
                                                                 =============================================================

Supplemental information
   Cash paid for interest and income taxes                                          -                   -                   -
                                                                 =============================================================

Non-cash investing and financing activities:
   Cancellation of promissory note                                       $    642,474        $    642,474                   -
                                                                 =============================================================


   The accompanying notes are an integral part of these financial statements.

                                      A-1-6

HIGHLAND MINING INC.
(an exploration stage company)
Notes to the Consolidated Financial Statements
December 31, 2004 and October 31, 2004
(Stated in U.S. Dollars)

--------------------------------------------------------------------------------

1. Nature of Business and Going Concern

Highland Mining Inc. (the "Company") was duly incorporated on June 18, 2004 under the laws of the British Virgin Islands ("BVI") with an authorized capital of 1,000,000 shares at a par value of $1 each. Its principal business activity is the exploration of mineral properties located in Tibet, People's Republic of China ("China") through its wholly-owned subsidiary, Tibet Tian Yuan Minerals Exploration Ltd. ("Tian Yuan"), which was incorporated on April 7, 2004 under the laws of Tibet, China. Tian Yuan received permission to operate as a wholly owned foreign enterprise ("WOFE") on August 20, 2004 and commenced active business on that date.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplate continuation of the Company as a going concern. However, the Company has limited operations and has sustained substantial operating losses since inception. In view of these matters, realization of a major portion of the assets in the accompanying balance sheets is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements and the success of its future operations.

The Company's efforts have been concentrated in expenditures related to exploration of mineral properties. The Company has not determined whether the properties contain ore reserves that are economically recoverable. The ultimate realization of the Company's exploration activities is dependent upon the success of future sales, the existence of economically recoverable reserves, the ability of the Company to obtain financing or make other arrangements for exploration, and upon future profitable production, which cannot be determined at this time. Accordingly, no provision for any asset impairment that may result, in the event the Company is not successful in its exploration activities, has been made in the accompanying financial statements.

To meet these objectives, the founding shareholders of the Company signed an Option Agreement with Continental Minerals Corporation ("KMK"), a company listed on the Toronto Venture Exchange under the trading symbol "KMK" and China NetTV Holding Inc. ("CTVH"), a company listed on the Nasdaq OTCBB under the trading symbol "CTVH" in November 2004 to induce funds into the Company for exploration purposes. (See Note 4 for details)

Management believes its concessions can ultimately be sold or developed to enable the Company to continue its operations. However, there are inherent uncertainties in mining operations and management cannot provide assurances that it will be successful in this endeavor. Furthermore, the Company is in the exploration stage, as it has not realized any revenues from its planned operations.

2. Summary of Significant Accounting Policies

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, after elimination of intercompany accounts and transactions. The wholly-owned subsidiary of the Company is listed in Note 1.

                                      A-1-7

Accounting method - The financial statements are prepared under the accrual method of accounting.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk - The Company's mineral exploration activities are located in Tibet and its inability to locate a commercially minable reserve would have a significant, financially disruptive effect on the operations of the Company.

Cash and cash equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. The balances at October 31, 2004 and December 31, 2004 consisted of cash only.

Revenue Recognition Policy - The Company recognizes revenue when there is a mutually executed contract, the contract price is fixed and determinable, delivery of the product has occurred, and collectibility of the contract price is considered probable. There have been no recognized revenues since inception.

Impairment or Disposal of Long-lived Assets - The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined. A component of an entity that is classified as held for sale or that has been disposed of is presented as a discontinued operation if the operations and cash flows of the component will be (or have been) eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component.

Exploration Stage Activities - The Company has been in the exploration stage since its inception and has no revenues from operations. The Company is primarily engaged in the acquisition and exploration of mineral reserves. Should the Company locate a commercially minable reserve, the Company would expect to actively prepare the site for extraction.

Mineral property and exploration costs - Acquisition costs of mineral properties are capitalized until the property is placed into production, sold, or abandoned or management has determined that there have been an impairment in value. Mineral properties are periodically assessed for impairment of value and any diminution in value is charged to operations at the time of impairment. Should a property be abandoned, its unamortized capitalized costs are charged to operations. The Company charges to operations the allocable portion of capitalized costs attributable to properties sold. Capitalized costs are allocated to properties abandoned or sold based on the proportion of claims abandoned or sold to the claims remaining within the project area. These costs will be amortized on a unit-of-production basis over the estimated useful life of the related properties following the commencement of production, or written off if the property is sold, allowed to lapse or abandoned. Mineral property acquisition costs include the cash consideration and the estimated fair market value of common shares on the date of issue or as otherwise provided under the agreed terms for the mineral property interest. Exploration expenses incurred prior to the determination of the feasibility of mining operations and periodic option payments are expensed as incurred. Revenues from the sale of mineral properties which are sold before the property reaches the production stage are credited against the cost of the property. (See Note 3)

Advertising costs - Advertising costs are expensed as incurred. There were no advertising costs for the periods presented.

                                      A-1-8

Research and development costs - Research and development costs are charged to expense as incurred.

Income taxes - The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Provision for income taxes consists of taxes currently due plus deferred taxes. There are no deferred taxes or provision for income taxes for any of the periods presented. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company is not subject to any income tax as it is duly organized as a BVI Company. The Company through its wholly-owned subsidiary, Tian Yuan, is governed by the Income Tax Law of the People's Republic of China ("PRC") concerning Foreign Investment Enterprises ("FIEs") and Foreign Enterprises and various local income tax laws (the "Income Tax Laws").

Under the Income Tax Laws, FIEs generally are subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on incomes reported in the statutory financial statements after appropriate tax adjustments, unless the enterprise is located in a specially designated region for which more favorable effective tax rates are applicable at a reduced rate of 15%. Tian Yuan operates as a WOFE in the PRC and is exempted from income taxes in the first and second years and allowed a fifty percent reduction in the standard tax rates in the third to fifth years. The Company is not subject to any local income tax of 3% until the exemption and reduction periods expire in 2009. Ultimately, for Chinese income tax purposes, the tax position of the Company must be approved by the appropriate Chinese taxing authority.

Foreign currency translations - Monetary assets and liabilities denominated in foreign currencies are translated at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities at the exchange rates in effect at the time of acquisition or issue. Revenues and expenses are translated at the average exchange rate in effect during the period or at the historical rate for the related non-monetary asset or liability. Realized and unrealized foreign exchange gains and losses are included in earnings.

The consolidated financial statements are presented in U.S. dollars and the functional currency of Tian Yuan is Chinese Renminbi ("RMB"). The assets and liabilities of Tian Yuan are translated into U.S. dollars at period-end exchange rates and resulting translation adjustments are reflected as a separate component of stockholders' equity. Revenues and expenses of Tian Yuan are translated at exchange rates in effect on the transaction dates. Transaction gains or losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the consolidated statement of operations of Tian Yuan as they occur.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, prepaid expenses, accounts payable and other accrued liabilities, and due from related parties, the carrying amounts approximate fair value due to their short maturities.

Earnings per share - Basic earnings or loss per share ("EPS") is computed by dividing net loss (numerator) by the weighted average number of common shares outstanding (denominator). Diluted EPS is computed by dividing net loss
(numerator) by the weighted average number of common shares outstanding plus dilutive common stock equivalents, for which there were none for any of the periods presented. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value.

Stock-based compensation - The Company accounts for stock-based compensation using the fair value method prescribed in SFAS No.123, "Accounting for

                                      A-1-9

Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, amending FASB No. 123, and "Accounting for Stock-Based Compensation". SFAS No. 148 amends Statement No. 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 amends APB Opinion No. 28 "Interim Financial Reporting" to require disclosure about those effects in interim financial information. The adoption of SFAS No. 148 has no impact on the Company. As of October 31, 2004 and December 31, 2004, the Company did not have any stock option plan or outstanding options.

Comprehensive  income - The Company includes items of other comprehensive income
(loss) by their nature, such as translation adjustments, in the financial statements and displays the accumulated balance of other comprehensive income
(loss) separately from accumulated deficit and additional paid-in capital in the equity section of the balance sheet. The Company discloses total comprehensive loss, its components and accumulated balances on its statement of stockholders' equity.

Related party transaction - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Recent Accounting Pronouncements - The Financial Accounting Standards Board issued the following pronouncements during 2004, none of which are expected to have a significant affect on the Company's consolidated financial statements:

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs (An Amendment of ARB No. 43, Chapter 4)". SFAS 151 amends and clarifies financial accounting and reporting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The Company has adopted the provisions of SFAS No. 151 which are effective in general for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of this statement does not affect the Company.

In December 2004, the FASB issued a revision of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS
123R). SFAS 123R supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees," and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and EITF Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services." SFAS 123R is effective for interim reporting period that begins after June 15, 2005. The Company is in the process of determining the effect of the adoption of SFAS 123R will have on its financial position, results of operations, or cash flows.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," which discusses the accounting and reporting of real estate time-sharing transactions. This Statement is effective for financial statements for fiscal

                                     A-1-10
years beginning after June 15, 2005, and restatement of previously issued financial statements is not permitted. This statement does not affect the Company.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets
- an amendment of APB Opinion No. 29." The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged and provided an exception to the basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance--that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005, applied prospectively. This statement does not affect the Company.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." SFAS No. 154 replaces APB Opinion No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 does not have any impact on the Company's financial statements.

3. Mineral Property

On September 20, 2004, the Company acquired Tian Yuan for a cash payment of $1,600,000 (RMB13222880), which holds the exploration permit of Xietongmen Copper-Gold Property in Tibet, China. Title to mining properties involves certain inherent risks due to the difficulties in determining the validity of certain claims as well as the potential for problems arising from the often complicated conveyancing history characteristic of many mining properties. The Company does not have title insurance but has investigated title to all of its mineral properties and, to the best of its knowledge and belief, titles to all of its properties are in good standing.

                                           RMB                 USD
                                     -------------------- -------------------
Balance, beginning of period     $                     -                   -
Acquired during the period                    12,953,616           1,565,185
                                     -------------------- -------------------
Balance - October 31, 2004       $            12,953,616           1,565,185
                                     ==================== ===================

Balance, beginning of period     $                     -                   -
Acquired during the period                    12,953,616           1,564,797
Balance - December 31, 2004      $            12,953,616           1,564,797
                                     ==================== ===================

The Company incurred the following exploration expenses in the Xietongmen Copper-Gold Property:


                                                                                                    Cumulative amounts
                                                   For the period from      For the period from      from inception of
                                                  inception to October      November 1, 2004 to       the exploration
                                                        31, 2004             December 31, 2004             stage

                                                 ------------------------ ------------------------ ----------------------
Exploration expenses:
   Assay and analysis                       $                     12,326                    3,967                 16,293
   Storage and handling/shipping                                   7,023                    1,646                  8,669
   Drill contractor                                                  792                   91,895                 92,687
   Rentals/leases                                                  1,772                      754                  2,526
   Geological services and supplies                                9,107                      146                  9,253
   Geological wages                                              113,062                   11,030                124,092
   Geological director salaries                                    5,261                    1,827                  7,088
   Freight                                                             -                       31                     31
   Graphics mapping wages                                          4,229                       68                  4,297
   Graphics services                                                 986                      592                  1,578
   Field supplies                                                 32,243                    7,055                 39,298
   Site contractors                                               17,677                    2,639                 20,316
                                                 ------------------------ ------------------------ ----------------------
                                            $                    204,478                  121,650                326,128
                                                 ======================== ======================== ======================

                                     A-1-11

4. Related Party Transactions

(a) For the periods from inception to October 31, 2004, November 1, 2004 to December 31, 2004, and cumulative amounts from inception to December 31, 2004, the Company incurred $25,139, $16,767, and $41,906, respectively, for management services provided by an ex-shareholder and ex-director of the Company. As of December 31, 2004 and October 31, 2004, the Company has amounts of $41,906 and $25,139 respectively due to the ex-shareholder and ex-director of the Company.

          As of October 31, 2004, the Company issued a promissory note to an ex-shareholder and ex-director of the Company for an advance of $642,474. In November 2004, the ex-shareholder and ex-director agreed to waive the amount due to him and the amount $642,474 is recorded as a contribution (additional paid-in capital) of the Company.

(b) As of December 31, 2004 and October 31, 2004, the Company had an amount of $17,775 and $32,867 payable to four ex-directors of Tian Yuan. The amounts were non-interest bearing and had no specific terms of repayment.

(c) As of December 31, 2004 and October 31, 2004, the Company has amounts of $496,623 and $363,605, respectively, payable to N8C Resources Inc. ("N8C"). N8C is incorporated in the Cayman Islands and is a wholly-owned subsidiary of KMK. Through N8C, KMK may earn up to a 60% interest in the Company, as described below. N8C has certain directors in common with the Company and provides geological, technical, corporate development, administrative and management services to, and incurs third party costs on behalf of, the Company. The amounts due to N8C were advanced by N8C to the Company to enable the Company to conduct its exploration program at the Xietongmen Property. These amounts bear interest at LIBOR plus 2% per annum, compounded monthly effective from April 15, 2005. Half of these amounts will be assigned to CTVH and the remaining half of these amounts will be assigned to CTVH at a nominal amount in the event that N8C or KMK abandons the Xietongmen exploration program.

(d) As of December 31, 2004 and October 31, 2004, the Company had amounts of $39,986 and $51,663, respectively, due from Honglu Investment Holdings Limited, which has directors in common with CTVH.

(e) The founding shareholders of the Company signed an Option Agreement with Continental Minerals Corporation ("KMK"), a company listed on the Toronto Venture Exchange under the trading symbol "KMK" and China NetTV Holding Inc. ("CTVH"), a company listed on the Nasdaq OTCBB under the trading symbol "CTVH" in November 2004. Under the Option Agreement, KMK acquired options to earn up to 60% of the equity interest of the Company, which owns 100% of the Xietongmen Copper-Gold Property located approximately 240 kilometers southwest of Lhasa in Tibet, China, through its wholly owned subsidiary, Tian Yuan.

          KMK can earn an initial 50% equity interest in the Company ("Tranche One") by making an initial payment of $2 million comprising $1.2 million upon receipt of regulatory approvals (paid in December 2004) and $0.8 million balance within one year to the founding shareholders of the Company, and spending a further $5 million for exploration of the Xietongmen Copper-Gold Property. Of this, exploration expenditures of $3 million are to be spent by November 9, 2005 with a further $2 million of exploration expenditures to be spent by November 9, 2006.

          Upon acquisition of 50% of the Company, KMK can increase its interest in the Company to 60% ("Tranche Two") by spending a further $3 million in the exploration of the Xietongmen Copper-Gold Property within the ensuing year, i.e. November 9, 2007.

                                     A-1-12

          The founding shareholders also sold the remaining 50% of the equity interest of the Company to CTVH in exchange for 85,000,000 of common shares of CTVH from treasury and an agreement to issue 65,000,000 of the common shares of CTVH. In the event KMK exercises its options to increase the ownership in the Company to 60% by fulfilling the terms and conditions mentioned above, CTVH will relinquish 10% of its equity interest in the Company.

          Under the Shareholders Agreement dated December 23, 2004, KMK will manage the Company and Tian Yuan during the option period. Once the option is exercised, further funding of the Company will be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If any party's shareholdings in the Company fall below 15%, it may elect to convert its holdings to an entitlement of 12.5% of the after pay-back profit of the Company.

5. Segmented Information

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operation decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance.

The Company's only operating segment is mineral exploration and its operations are centralized whereby the Company's head office is responsible for the exploration results and providing support in addressing local and regional issues. The Company's two geographic segments are BVI and China and the following represents the segment information for the periods presented:


From inception to December 31, 2004                            BVI               China             Total
---------------------------------------------------- -- ------------------- ----------------- -----------------
Loss for the period                                  $             519,047             (969)           518,078
Interest revenue                                     $               3,450               969             4,419
Interest expense                                     $                   -                 -                 -
Mineral property interest                            $                   -         1,564,797         1,564,797
Total assets                                         $              82,533         1,616,551         1,699,084

From November 1, to December 31, 2004                          BVI               China             Total
---------------------------------------------------- -- ------------------- ----------------- -----------------

Loss for the period                                  $             171,438             (474)           170,964
Interest revenue                                     $                  11               474               485
Interest expense                                     $                   -                 -                 -
Mineral property interest                            $                   -         1,564,797         1,564,797
Total assets                                         $              82,533         1,616,551         1,699,084

From inception to October 31, 2004                             BVI               China             Total
---------------------------------------------------- -- ------------------- ----------------- -----------------

Loss (profit) for the period                         $             347,609             (495)           347,114
Interest revenue                                     $               3,439               495             3,934
Interest expense                                     $                   -                 -                 -
Mineral property interest                            $                   -         1,565,185         1,565,185
Total assets                                         $              94,571         1,631,204         1,725,775


6. Commitments, Obligations and Contingencies

(1) According to an agreement with the local Chinese authority, the Company has agreed to pay RMB120000 ($14,496) in the mid of year 2005 in the form of three motor vehicles in lieu of the payment of land compensation fees. The Company met its obligation in May 2005.

                                     A-1-13

(2) The Company's mining activities are subject to laws and regulations controlling not only the exploration and mining of mineral properties, but also the effect of such activities on the environment. Compliance with such laws and regulations may necessitate additional capital outlays, affect the economics of a project, and cause changes or delays in the Company's activities. For exploration license renewal purpose, the Company has to incur a minimum of RMB129100 ($15,596) per annum on exploration activities at the Xietongmen Copper-Gold Property.






















                                     A-1-14

EXHIBIT B-1

                            CHINA NETTV HOLDINGS INC.
                     INDEX TO FINANCIAL STATEMENTS AND MD&A



Report of Independent Registered Public Accounting Firm...................B-1-2

Balance Sheet.............................................................B-1-3

Statement of Operations...................................................B-1-4

Statement of Changes in Stockholders' Equity..............................B-1-5

Statement of Cash Flows...................................................B-1-9

Notes to the Financial Statements.........................................B-1-11

Management's Discussion and Analysis......................................B-1-23

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of China NetTV Holdings Inc.

We have audited the balance sheet of China NetTV Holdings Inc. (a development stage company) (a Nevada corporation) as of December 31, 2004, and the related statement of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2004 and 2003, and the cumulative amounts from inception of the development stage (July 1, 2003) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China NetTV Holdings Inc. at December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003, and the cumulative amounts from inception of the development stage to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 2 to the financial statements, the December 31, 2004, financial statements have been restated.

As discussed in Note 1 to the financial statements, the Company entered the development stage in July 1, 2003, and has incurred significant losses both prior to and during the development stage resulting in a significant accumulated deficit. Unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Clancy and Co., P.L.L.C.
Clancy and Co., P.L.L.C.
Phoenix, Arizona

February 25, 2005, except for Note 2 and Note 10, as to which the date is as of October 5, 2005 and October 11, 2005, respectively


                                      B-1-2


                                            CHINA NETTV HOLDINGS INC.
                                          (A Development Stage Company)
                                                  BALANCE SHEET
                                                DECEMBER 31, 2004

Stated in U.S. dollars
------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                             (Restated)
Current Assets
   Cash and cash equivalents                                                                $             900,309
   Prepaid expenses and other current assets                                                                2,287
   Prepaid expenses - related party                                                                           831
                                                                                             ---------------------
Total Current Assets                                                                                      903,427

Investment - at equity  (Note 2)                                                                          800,000

Fixed assets, net (Note 3)                                                                                  9,058

                                                                                             ---------------------
Total Assets                                                                                $           1,712,485
                                                                                             =====================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable and accrued expenses                                                    $              47,082
   Promissory note payable - related party (Note 4)                                                       100,000
   Due to related parties                                                                                   2,453
                                                                                             ---------------------
Total current liabilities                                                                                 149,535
                                                                                             ---------------------


Commitments and contingencies (Notes 2, 9 and 10)                                                                          -

Stockholders' Equity
   Common stock : $0.001 par value, authorized: 200,000,000
       Issued and outstanding: 142,236,575 shares                                                         142,236
   Additional paid-in capital                                                                           3,542,327
   Common stock subscription received (Note 8)                                                          1,200,000
   Agreement to issue common stock for acquisition cost (65,000,000 shares) (Note 2)                         -
   Agreement to issue common stock for finder's fee (9,639,000 shares) (Note 2)                         771,120
   Accumulated deficit prior to the development stage                                                  (1,554,790)
   Accumulated deficit during the development stage                                                    (2,537,943)
                                                                                             ---------------------
Total Stockholders' Equity                                                                              1,562,950
                                                                                             ---------------------

Total Liabilities and Stockholders' Equity                                                  $           1,712,485
                                                                                             =====================
                 The accompanying notes are an integral part of these financial statements.
                                                     B-1-3


                           CHINA NETTV HOLDINGS INC.
                          (a Development Stage Company)
                             STATEMENTS OF OPERATIONS
               FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003, AND
                        CUMULATIVE AMOUNTS FROM INCEPTION (JULY 1, 2003)
                           TO DECEMBER 31, 2004

                                                                  Cumulative
Stated in U.S. dollars                                          From Inception              2004                 2003
                                                                   (Restated)          (Restated)
------------------------------------------------------------------------------------------------------------------------
Revenues                                                            $        -        $         -          $         -

General and administrative expenses                                  1,744,695          1,055,134              698,044
Finder's fee                                                           771,120            771,120                    -
                                                            ------------------------------------------------------------
Operating loss                                                      (2,515,815)        (1,826,254)            (698,044)

Other expenses
   Interest income                                                          62                 62                   -
   Accounts payable written off                                          3,453              3,453                   -
   Loss on disposal of fixed assets                                    (16,009)           (16,009)                   -
   Interest expense                                                     (9,634)            (6,078)             (10,048)
                                                              ------------------------------------------------------------
Total other expenses                                                   (22,128)           (18,572)             (10,048)
                                                            ------------------------------------------------------------
Provision for income taxes                                                   -                  -                    -
                                                           ------------------------------------------------------------
Net loss available to common stockholders                        $  (2,537,943)    $   (1,844,826)       $    (708,092)

Net loss incurred prior to the development stage (Restated)                  -                  -       $
(14,975)
Net loss incurred during the development stage (Restated)        $  (2,537,943)    $   (1,844,826)       $    (693,117)
                                                            -----------------------------------------------------------
                                                            ============================================================
Basic and diluted loss per share                                                     $      (0.03)        $      (0.02)
                                                                               =========================================
Weighted average common shares outstanding (Restated)                                  57,805,857           43,058,972
                                                                               =========================================

                      The accompanying notes are an integral part of these financial statements.
                                                            B-1-4



                                                         CHINA NETTV HOLDINGS INC.
                                                       (a Development Stage Company)
                                               STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                                    FROM INCEPTION (JULY 1, 2003) TO DECEMBER 31, 2004

                                                                                     Accumulated   Accumulated
                                                                                     Deficit       Deficit       Agreement
                                               Common     Additional   Common stock  prior to      during         to issue
                                   Common      Stock at     Paid-In    Subscription  development   development    common
Stated in U.S. dollars             shares      Par Value    Capital     Received      stage         stage          stock      Total
                                   (Restated)  (Restated) (Restated)                (Restated)     (Restated)  (Restated)(Restated)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, July 1, 2003 (inception)  37,446,200    $37,446  $1,364,802          $ -   $(1,554,790)         $  -       -    $(152,542)
Issuance of common stock into
  escrow for acquisition costs on
  July 23, 2003                    97,700,000     97,700     (97,700)           -           -               -       -             -
Issuance of common stock for
  acquisition costs on July 23,
  2003 - related party              6,839,000      6,839     (6,839)            -           -               -       -             -
Comprehensive loss:
   Net loss, two months ended
   August 31, 2003                          -          -           -            -           -         (312,248)     -     (312,248)
Compensation cost - stock options           -          -     210,000            -           -               -       -
(210,000)
                                  -------------------------------------------------------------------------------------------------
Balance, August 31, 2003          141,985,200    141,985   1,470,263            -    (1,554,790)      (312,248)     -     (254,790)



                      The accompanying notes are an integral part of these financial statements.

                                                       B-1-5


                                                         CHINA NETTV HOLDINGS INC.
                                                       (a Development Stage Company)
                                               STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                                    FROM INCEPTION (July 1, 2003) TO DECEMBER 31, 2004

                                                                                         Accumulated  Accumulated
                                                                                       Deficit      Deficit      Agreement
                                                 Common     Additional   Common stock  prior to     during        to issue
                                    Common      Stock at     Paid-In     Subscription  development  development    common
Stated in U.S. dollars              Shares      Par Value    Capital     Received      stage        stage           stock     Total
                                    (Restated)  (Restated)  (Restated)                (Restated)   (Restated)   (Restated)(Restated)
------------------------------------------------------------------------------------------------------------------------------------

Issuance of common stock for cash
    $0.06 on October 29, 2003        15,000,000    15,000     885,000            -            -            -         -       900,000
Issuance of common stock for 7%
    finders fee for shares issued
    on October 29, 2003               1,050,000     1,050     (1,050)            -            -            -         -             -
Exercise of Series A stock purchase
    warrants @ $0.10 on December
    11, 2003                             50,000        50       4,950            -            -            -         -         5,000
Exercise of Series B stock purchase
    warrants @ $0.15 on December
    23, 2003                            250,000       250      37,250            -            -            -          -       37,500
Exercise of Series A stock purchase
    warrants @ $0.10 on December
    23, 2003                            250,000       250      24,750            -            -            -          -       25,000
Compensation cost - stock options             -         -      10,000            -            -            -          -       10,000
Comprehensive loss:
   Net loss, four months ended
    December 31, 2003                         -         -           -            -            -       (380,869)       -    (380,869)
                                    ------------------------------------------------------------------------------------------------
Balance, December 31, 2003          158,585,200   158,885   2,431,163            -     (1,554,790)    (693,117)       -     341,841
Exercise of Series A stock purchase
    warrants at $0.10 per share on
    January 6, 2004                      50,000        50       4,950            -            -             -         -       5,000
Exercise of Series A stock purchase



                                                     B-1-6



                                                         CHINA NETTV HOLDINGS INC.
                                                       (a Development Stage Company)
                                               STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                                    FROM INCEPTION (July 1, 2003) TO DECEMBER 31, 2004

                                                                                         Accumulated  Accumulated
                                                                                         Deficit      Deficit      Agreement
                                                   Common     Additional   Common stock  prior to     during       to issue
                                      Common      Stock at     Paid-In     Subscription  development  development   common
Stated in U.S. dollars                Shares      Par Value    Capital     Received      stage        stage         stock      Total
                                     (Restated)    (Restated)  (Restated)              (Restated)  (Restated)  (Restated) (Restated)
------------------------------------------------------------------------------------------------------------------------------------

  warrants at $0.10 per share on
  January 27, 2004                    2,940,000     2,940     291,060            -             -            -         -     294,000
Issuance of common stock into
  escrow for acquisition of
  mineral property on April 15,
  2004                               32,000,000    32,000     (32,000)           -             -            -          -         -
Issuance of common stock for legal
  services at $0.10 per share on
  April 28, 2004 - related party      2,800,000     2,800     277,200            -             -            -          -    280,000
Exercise of Series C stock purchase
  warrants at $0.08 per share on
  October 1, 2004                       200,375       200      15,830            -             -            -          -     16,030
Cancellation of common stock issued
  in escrow for acquisition costs
  (97,700,000 Shares), finder's
  fee (6,839,000 Shares) on July
  23, 2003 And legal costs
  (2,800,000 shares) on April 28,
  2004                             (139,339,000) (139,339)   (140,661)           -             -            -          -   (280,000)
Issuance of common stock for the
  partial acquisition of Highland
  Mining Inc. at historical cost
  on December 29, 2004
  (85,000,000 shares)                85,000,000    85,000     715,000            -             -            -          -    800,000

                      The accompanying notes are an integral part of these financial statements.

                                                       B-1-7





                                                        CHINA NETTV HOLDINGS INC.
                                                       (a Development Stage Company)
                                               STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                                    FROM INCEPTION (July 1, 2003) TO DECEMBER 31, 2004

                                                                                        Accumulated  Accumulated
                                                                                        Deficit      Deficit     Agreement
                                                 Common      Additional  Common stock   prior to     during      to issue
                                    Common      Stock at      Paid-In    Subscription   development  development  common
Stated in U.S. dollars              Shares      Par Value     Capital    Received       stage        stage         stock       Total
                                    (Restated)  (Restated)   (Restated)               (Restated)   (Restated)   (Restated)(Restated)
------------------------------------------------------------------------------------------------------------------------------------
Issuance of Agreement To Issue
 Common
   Stock (65,000,000 shares) for
   acquisition of Highland Mining,
   Inc.                                    -         -           -               -           -             -            -          -

Issuance of agreement to issue
 common
   stock for finder's fee on acqui-
   sition of Highland Mining Inc.
   for 9,639,000 shares at $0.08
   per share on December 29, 2004          -         -           -               -           -             -      771,120          -

   Legal fees incurred for issuance
   of common stock on December 29,
   2004 in connection with the
   partial acquisition of Highland
   Mining Inc.                              -        -     (20,215)              -           -             -            -   (20,215)

Subscription received on December
  31, 2004 for private placement
  of 24,000,000 shares at $0.05            -        -           -       1,200,000           -             -            -   1,200,000
Comprehensive loss:
  Net loss, year ended December
  31, 2004                                 -        -           -             -             -     (1,844,826)          - (1,844,826)
                                   -------------------------------------------------------------------------------------------------
Balance, December 31, 2004         142,236,575  $142,236  $3,542,327   $1,200,000  $(1,554,790)  $(2,537,943)   $771,120 $1,562,950
====================================================================================================================================

                      The accompanying notes are an integral part of these financial statements.

                                                       B-1-8



                            CHINA NETTV HOLDINGS INC.
                          (a Development Stage Company)
                            STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003, AND
                        CUMULATIVE AMOUNTS FROM INCEPTION (JULY 1, 2003)
                             TO DECEMBER 31, 2004

                                                                      Cumulative
Stated in U.S. dollars                                              from inception           2004                2003
                                                                      (Restated)            (Restated)
------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
  Net loss                                                            $   (2,537,943)     $   (1,844,826)      $    (708,092)
  Adjustments to reconcile net loss to net cash
        used in operating activities
    Depreciation                                                               17,624              13,004               4,620
     Compensation cost - stock options                                         220,000                                 220,000
     Common stock issued for expenses                                          771,120            771,120                    -
    Accounts payable written off                                              (3,453)             (3,453)                   -
   Loss on disposal of fixed assets                                            16,009              16,009                   -
    Changes in assets and liabilities:
     (Increase) decrease in prepaid expenses                                  (2,287)             (1,593)               (694)
     (Increase) decrease in prepaid expenses - related party                    (831)              28,154            (28,985)
     (Increase) decrease in security deposit                                        -               6,128             (6,128)
      Increase (decrease) in accounts payable and accrued
      expenses                                                               (16,323)            (24,439)               4,939
      Increase (decrease) in accrued expenses - related party                       -            (78,000)              78,000
                                                                 -------------------------------------------------------------
  Net cash flows used in operating activities                             (1,536,084)         (1,117,896)           (436,340)

Cash flows from investing activities
    Capital expenditures                                                     (45,269)             (2,061)            (43,208)
    Proceeds from disposal of fixed assets                                    44,525              44,525                   -
                                                                 -------------------------------------------------------------
  Net cash flows used in investing activities                                   (744)             42,464             (43,208)

Cash flows from financing activities
    Advances (repayments) - amounts due from related parties                 (93,540)           (100,018)             24,263
    Principal payments - installment loans payable                           (52,230)            (50,130)             (2,100)
    Cash received under promissory note payable - related party              100,000             100,000                   -
    Proceeds from the issuance of common stock                             1,282,530             315,030             967,500
    Proceeds from subscription received                                    1,200,000           1,200,000                   -
                                                                 -------------------------------------------------------------
  Net cash flows provided by financing activities                          2,436,760           1,464,882             989,663
                                                                 -------------------------------------------------------------

Increase (decrease) in cash and cash equivalents                             899,932             389,450             510,115
Cash and cash equivalents - beginning of period                                  377             510,859                 744
                                                                 -------------------------------------------------------------
Cash and cash equivalents - end of period                               $    900,309       $     900,309       $     510,859
                                                                 =============================================================

Supplemental information Cash paid for:
    Interest                                                             $      6,239       $       6,078         $       343
                                                                 =============================================================
    Income taxes                                                                    -                   -                   -
                                                                 =============================================================

                      The accompanying notes are an integral part of these financial statements.

                                                       B-1-9



                            CHINA NETTV HOLDINGS INC.
                          (a Development Stage Company)
                            STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003, AND
                        CUMULATIVE AMOUNTS FROM INCEPTION (JULY 1, 2003)
                           TO DECEMBER 31, 2004

                                                                      Cumulative
Stated in U.S. dollars                                              from inception               2004               2003
                                                                      (Restated)             (Restated)
------------------------------------------------------------------------------------------------------------------------------
Non-cash investing and financing activities:
    Common stock issued for acquisition of Highland Mining Inc.        $      800,000      $      800,000                   -
                                                                 =============================================================
    Agreement To Issue Common Stock issued for acquisition of Highland
         Mining Inc.                                                   $            -      $            -                   -
                                                                 =============================================================
    Agreement To Issue Common Stock issued for finder's fee paid for
         acquisition of Highland Mining Inc.                            $     771,120      $      771,120                   -
                                                                 =============================================================











   The accompanying notes are an integral part of these financial statements.

                                     B-1-10

                            CHINA NETTV HOLDINGS INC.


                            CHINA NETTV HOLDINGS INC.
                          (a Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Basis of Presentation

China NetTV Holdings Inc. ("the Company") was incorporated under the laws of the State of Nevada on September 15, 1998, under the name "Vancouver's Finest Coffee Company," with an authorized capital of 200,000,000 shares of $0.001 par value common stock. On May 30, 2000, the name was changed to China NetTV Holdings Inc. On November 28, 2003, the Company's board of directors voted to abandon the Company's inactive subsidiary, China NetTV Inc. with immediate effect. There were no assets or liabilities in this inactive subsidiary.

The Company was originally organized for the purpose of marketing retail specialty coffee. The Company later changed its business direction to the operations of digital technology in May 2000 and then to the acquisition of interests in mineral properties on or about July 1, 2003 (See Notes 2 and 8), at which date the Company entered the development stage. On December 1, 2003, the Company changed its fiscal year end from August 31 to December 31.

The Company is a development stage company as defined by Financial Accounting Standards Board No. 7. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has limited operations and has sustained substantial operating losses in recent years resulting in a substantial accumulated deficit. In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations.

To meet these objectives, the Company has arranged to raise $2,400,000 pursuant to a non-brokered private placement of 48,000,000 shares of common stock at $0.05 per share. (See Notes 8 and 10) The Company may seek additional equity as necessary and it expects to raise funds through private or public equity investment in order to support existing operations and expand the range and scope of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all. Additionally, the Company has also consummated the partial acquisition of Highland Mining Inc., which has certain rights or options to, or interests in 25 mineral properties in Tibet, China. (See Note 2) Management believes that actions presently taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time.

Summary of Significant Accounting Policies

Accounting method - The financial statements are prepared under the accrual method of accounting.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

                                     B-1-11

Fixed assets - Fixed assets, stated at cost, are depreciated over the asset's estimated useful life, ranging from three to five years. Significant improvements and betterments are capitalized where it is probable that the expenditure resulted in an increase in the future economic benefits expected to be obtained form the use of the asset beyond its originally assessed standard of performance. Routine repairs and maintenance are expensed when incurred. Gains and losses on disposal of fixed assets are recognized in the statement of operations based on the net disposal proceeds less the carrying amount of the assets.

Impairment or Disposal of Long-lived Assets - The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined. A component of an entity that is classified as held for sale or that has been disposed of is presented as a discontinued operation if the operations and cash flows of the component will be (or have been) eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component.

Advertising costs - Advertising costs are expensed as incurred. There were no advertising costs for the periods presented.

Offering costs - Costs directly attributable to any proposed or actual offering of securities are charged against the gross proceeds of the offering. Costs of an aborted offering are expensed.

Revenue recognition - Revenue is recognized on the sale and delivery of a product or the completion of a service rendered.

Income taxes - The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

Foreign currency translations - The assets and liabilities of the Company's foreign operations are generally translated into U.S. dollars at current exchange rates, and revenues and expenses are translated at average exchange rates for the year. Resulting translation adjustments are reflected as a separate component of stockholders' equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions which operate as a hedge of an identifiable foreign currency commitment or as a hedge of a foreign currency investment position, are included in the results of operations as incurred.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, prepaid expenses, accounts payable and other accrued liabilities, and promissory notes payable, the carrying amounts approximate fair value due to their short maturities.

Earnings per share - Basic earnings or loss per share are based on the weighted average number of common shares outstanding. Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings/loss per share is computed by dividing income/loss (numerator) applicable to common stockholders by the weighted average number of common shares outstanding (denominator) for the period. All earnings or loss per share amounts in the financial statements are basic earnings or loss per share, as defined by SFAS No. 128, "Earnings Per Share." Diluted earnings or loss per share does not differ materially from basic earnings or loss per share for all periods presented. Convertible securities that could potentially dilute basic earnings per share in the future such as options and warrants are not included in the computation of diluted earnings per share because to do so would be antidilutive. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value.

                                     B-1-12

Stock-based compensation - The Company accounts for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS No.123, "Accounting for Stock-Based Compensation," established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of SFAS No. 123. In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, amending FASB No. 123, and "Accounting for Stock-Based Compensation". This statement amends Statement No. 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 amends APB Opinion No. 28 "Interim Financial
Reporting" to require disclosure about those effects in interim financial information. The Company adopts the disclosure provisions and the amendment to APB No. 28 effective for interim periods beginning after December 15, 2002.

Had compensation expense for the Company's stock-based compensation plans been determined under FAS No. 123, based on the fair market value at the grant dates, the Company's pro forma net loss and pro forma net loss per share would have been reflected as follows at December 31:

                                                            2004         2003
                                                        ------------  ----------

Net loss
    As reported                                         $1,844,826   $  708,092
    Stock-based employee compensation cost, net of tax           -      576,467
                                                        ------------ -----------
    Pro forma                                           $1,844,826   $1,284,559
                                                        ============ ===========

Loss per share
    As reported                                         $     0.03   $     0.02
                                                        ============ ===========
    Pro forma                                           $     0.03   $     0.03
                                                        ============ ===========

Comprehensive  income - The Company includes items of other comprehensive income
(loss) by their nature, such as translation adjustments, in a financial statement and displays the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. The Company discloses total comprehensive loss, its components and accumulated balances on its statement of stockholders' equity.

Related party transaction - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Recent Accounting Pronouncements - The Financial Accounting Standards issued the following pronouncements during 2004, none of which are expected to have a significant affect on the financial statements:

In March 2004, the EITF reached final consensuses on EITF 03-6 which provides additional guidance to determine whether a security is a participating security and therefore subject to the two-class method under SFAS 128. The guidance in EITF 03-6 clarifies the notion of what constitutes a participating security, and is effective for fiscal periods (interim or annual) beginning after March 31, 2004. EITF 03-06 provides guidance in applying the two-class method of

                                     B-1-13
calculating earnings per share for companies that have issued securities other than common stock that contractually entitle the holder to participate in any dividends declared and earnings of the company. The opinion defines what constitutes a participating security and how to apply the two-class method of calculating earnings per share to those securities. In addition, the consensuses in EITF 03-6 nullify the guidance in EITF Topic No. D-95, "Effect of Participating Convertible Securities on the Computation of Basic Earnings Per Share", and requires the use of the two-class method to compute basic EPS by companies with participating convertible securities. The adoption did not have an impact on our calculation of earnings per share.

In April 2004, the EITF reached consensus on EITF Issue No. 03-6, "Participating Securities and the Two Class Method under FASB Statement No. 128" ("EITF 03-6"). EITF 03-6 addresses a number of questions regarding the computation of earnings per share by companies that have issued securities other than common stock that contractually entitle the holder to participate in the dividends and earnings of the company when, and if, it declares dividends on its common stock. EITF 03-6 also provides further guidance in applying the two-class method of calculating earnings per share, clarifying what constitutes a participating security and how to apply the two-class method of computing earnings per share once it is determined that a security is participating, including how to allocate undistributed earnings to such a security. EITF 03-6 is effective for fiscal periods beginning after March 31, 2004 and requires retroactive restatement of prior earning per share amounts. This statement does not affect the Company.

In June 2004, the FASB issued EITF Issue No. 02-14, "Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock." EITF Issue No. 02-14 addresses whether the equity method of accounting applies when an investor does not have an investment in voting common stock of an investee but exercises significant influence through other means. EITF Issue No. 02-14 states that an investor should only apply the equity method of accounting when it has investments in either common stock or in-substance common stock of a corporation, provided that the investor has the ability to exercise significant influence over the operating and financial policies of the investee. The accounting provisions of EITF Issue No. 02-14 are effective for the reporting period beginning after September 15, 2004. The Company is in the process of determining the effect, if any, of the adoption of EITF Issue No. 02-14 will have on the Company's financial position, results of operations, or cash flows.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs, an amendment of ARB No. 43, Chapter 4." The amendments made by SFAS No. 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company does not believe the adoption of SFAS No. 151 will have a material impact on our financial position, results of operations or cash flows.

In December 2004, the FASB issued a revision of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS
123R). SFAS 123R supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees," and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and EITF Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services." SFAS 123R is effective for interim reporting period that begins after June 15, 2005. The Company is in the process of determining the effect of the adoption of SFAS 123R will have on its financial position, results of operations, or cash flows.

                                     B-1-14

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," which discusses the accounting and reporting of real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005, and restatement of previously issued financial statements is not permitted. This statement does not affect the Company.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets
- an amendment of APB Opinion No. 29." The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged and provided an exception to the basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance--that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005, applied prospectively. This statement does not affect the Company.

NOTE 2 - INVESTMENT IN HIGHLAND MINING INC.  / CORRECTION OF ERROR - RESTATEMENT

Background of transaction

On November 5, 2004, the Company and shareholders of Highland Mining Inc. ("Highland") entered into a binding share exchange agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an agreement to issue common stock for issuance of 65,000,000 of the Company's common shares (after the increase of authorized common stock of the Company to be approved in the coming Annual General Meeting) in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions as hereinafter set forth:

1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Continental Minerals Corporation ("Continental", assignee of the option agreement with Hunter Dickinson, Inc. and a company listed on the Toronto Venture Exchange) to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to Continental on or before March 30, 2005 (the "Outside Date"), or if either or both Continental and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called "Additional Rights") 25 mineral properties (including Xietongmen Copper-Gold Property) in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agree to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein.

Highland, a British Virgin Islands company, fully owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), a private Chinese corporation, as a wholly owned foreign enterprise ("WOFE") registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Rikaze area, Tibet Autonomous Region, China.

On November 9, 2004, the Highland shareholders signed a formal agreement (the "Preliminary Option Agreement") with Continental, whereby Continental has an option to purchase 50% of the shares of Highland through payment of $2,000,000 to the original Highland shareholders and funding Highland a further $5,000,000

                                     B-1-15
of exploration expenses on the Xietongmen Property. Of this, exploration expenditures of $3,000,000 are to be funded by November 2005 with a further $2 million of exploration expenditures to be funded by November 2006. Continental may acquire a further 10% of the issued and outstanding shares of Highland by funding an additional $3,000,000 (by 2007) for exploration expenditures on the Xietongmen Property. In the event that Continental exercises its options to acquire the additional 10% shareholding of Highland, the Company's shareholdings will be reduced to 40%. The Formal Agreement was finalized on December 23, 2004.

Under a Shareholders Agreement dated December 23, 2004 between Continental, the Company and other related parties, Continental will manage Highland and Tianyuan during the option period. Once the option is exercised and the first $8,000,000 in exploration expenses is funded, further funding of Highland would be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back profit of Highland.

Upon consummation of the Definitive Agreement between the Highland Shareholders and Continental on December 20, 2004, the Highland Shareholders transferred a total of 50% of the outstanding and issued shares of Highland to the Company in exchange for 85,000,000 shares of the Company's common stock. The Company issued an agreement to issue common stock for the issuance of 9,639,000 common shares (after the increase of authorized common stock of the Company to be approved in the coming Annual General Meeting) as finder's fee for the transaction. At the Company's option, at any time within 90 days of the date of the debenture (November 5, 2004), it can send a notice to the holder indicating its intention to pay the holder a cash payment in lieu of shares on the basis of $0.25 per share.

Correction of Error - Restatement

The Company has restated the valuation of its Investment in Highland due to an error in the calculation of the valuation of securities issued in connection with the consummation of the Share Exchange Agreement with Highland. The Company originally recorded the investment at the fair market value of the securities issued at the date of the exchange, as determined by published quoted market prices. However, the Company has since determined that the transaction should have been valued at the historical cost basis incurred by the founding shareholders of Highland, who became the major shareholders of the Company after the exchange, because the exchange occurred between entities under common control. The historical cost basis was $800,000. For the remaining 24 mineral properties, the historical costs are nominal. The net effect of error in valuation was a decrease in total assets and total stockholders' equity by $11,200,000. There was no effect on previously reported net loss and net loss per share amounts.

Restatement of the 2004 balance sheet items can be summarized as follows:

Investment in Highland Mining Inc.
  Balance previously recorded (at fair market value)    $12,000,000
  Adjustment                                            (11,200,000)
                                                        ------------
  Restated amount (at historical cost)                  $   800,000
                                                        ============

Additional paid-in capital
  Balance previously recorded (at fair market value)    $ 8,771,207
  Adjustment                                             (5,228,880)
                                                        ------------
  Restated amount (at historical cost)                  $ 3,542,327
                                                        ============

Agreement to issue common stock for acquisition cost (65,000,000 shares)
  Balance previously recorded (at fair market value)    $ 5,971,120
  Adjustment                                             (5,971,120)
                                                        ------------
  Restated amount (at historical cost)                  $         -
                                                        ============

The Company has also restated the fair value of the agreement to issue 9,639,000 shares as an expense item as the finder is an outsider. The Company originally recorded the amount as a reduction in additional paid-in capital. The net effect of the error was an increase in loss of $771,120 and loss per share was increased by $0.01.

                                     B-1-16

Restatement of the items in 2004 Statement of Operations can be summarized as follows:

Net loss available to common stockholders
  Balance previously recorded                           $(1,073,706)
  Adjustment: Finder's fee                                 (771,120)
                                                        ------------
  Restatement amount                                    $(1,844,826)
                                                        ============

Loss per share attributable to common stockholders
  Amount previously recorded                            $     (0.02)
  Restated amount                                       $     (0.03)


The financial statements for the year ended December 31, 2004 do not include any post-acquisition income or loss of Highland as the transactions of Highland occurring from December 20, 2004 to December 31, 2004 were immaterial. Highland Mining Inc. was incorporated on June 18, 2004. The Company is classified as an "exploration stage company", which did not generate any revenues for 2004 and incurred an operating loss of $518,078. The condensed consolidated balance sheet of Highland Mining Inc. as of December 31, 2004 was as follows:

Current Assets                              $        94,301
Mineral Property                                  1,564,797
Due from related party                               39,986
                                             ---------------
Total Assets                                  $   1,699,084
                                             ===============

Current Liabilities
  Accounts payable                          $        21,060
  Due to related parties                            556,304
                                             ---------------
Total Liabilities                                   577,364
Stockholders equity                               1,121,720
                                             ---------------
Total Liabilities and Stockholders' Equity    $   1,699,084
                                             ===============


NOTE 3 - FIXED ASSETS

Fixed assets consist of the following:


Office and computer equipment                                  $      14,207
Less : accumulated depreciation                                       (5,149)
                                                               ---------------
                                                               $       9,058
                                                               ===============


Depreciation charged to operations for year ended December 31, 2004 and 2003, and the cumulative amounts from inception amounted to $13,004, $4,620 and $17,624, respectively.

                                     B-1-17

NOTE 4 - PROMISSORY NOTE PAYABLE

The Company executed a promissory note for $100,000 with interest at 0% thereon to a company controlled by Zhi Wang, a Director and Chairman of the Company. The amount is repayable on May 15, 2005. The Company has the right to prepay the note in whole or in part at any time without premium or penalty. The funds were obtained to further support working capital requirements. The note was repaid in January 2005.

NOTE 5 - RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, the Company incurred consulting fees of $318,834 (2003: $241,103) to certain directors, ex-director and/or officers of the Company. The Company has consulting agreements with a director and an officer of the Company as detailed in Note 9.

NOTE 6 - INCOME TAXES

There is no current or deferred tax expense for the years ended December 31, 2004 and 2003, due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes. The income tax effect of temporary differences comprising the deferred tax assets on the accompanying balance sheet is as follows:

Deferred tax asset from net operating loss carry forwards         $  1,392,000
Valuation allowance                                                (1,392,000)
                                                                 ---------------
Net deferred tax assets                                          $          -
                                                                 ===============

The Company has available net operating loss carry forwards of approximately $2,200,000 for tax purposes to offset future taxable income, which expire through 2024. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company's net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.

The difference between income taxes at statutory rates and the amount presented in the financial statements for the years ended December 31, 2004 and 2003, and cumulative from inception, is a result of the following approximated amounts:

                                     B-1-18


                                                                                                       Cumulative
                                                                   2004               2003           From Inception
Statutory federal income tax rate - expense (benefit)      $     627,000       $    241,000      $      1,392,000
Change in valuation allowance                                    (627,000)          (241,000)           (1,392,000)
                                                           ------------------- ----------------- ---------------------
                                                           $          -        $          -      $              -
                                                           =================== ================= =====================

NOTE 7 - STOCK-BASED COMPENSATION

Stock options

On May 31, 2000, the Company's board of directors approved a stock option plan for the sale of 5,000,000 shares of the Company's common stock at $0.40 per share. There are 5,000,000 options outstanding under the plan and none have been exercised to date. The stock option plan will expire on May 31, 2005, and the directors have retained the right to cancel the plan at any time before May 31, 2005, and can make awards to the officers and directors, employees, and others as designated by the directors. The fair value of the stock options granted was approximately $1,619,000 and has been recorded as compensation expense for pro forma purposes only.

On July 5, 2003, the Company granted stock options to three directors of the Company for the sale of 6,000,000 shares of the Company's common stock at $0.05 per share with expiry date on August 1, 2006, for their services in the past. Compensation cost recognized in these financial statements for options granted below fair market value amounted to $210,000. The originally issued financial statements for the year ended August 31, 2003, did not include recognition of compensation cost and accordingly, have been restated for that amount. There was no effect on previously reported total stockholders' deficiency. Net loss for the year ended August 31, 2003, increased by $210,000, but there was no significant effect on previously reported loss per share. The fair value of the stock options granted was approximately $477,149 and has been recorded as compensation expense for pro forma purposes only. These options were subsequently cancelled on November 4, 2004.

On September 11, 2003, the Company granted stock options to a director of the Company for the sale of 1,000,000 shares of the Company's common stock at $0.10 per share with expiry date on August 1, 2006, for his services in the past. Compensation cost recognized in these financial statements for options granted below fair market value amounted to $10,000. The fair value of the stock options granted was approximately $99,318 and has been recorded as compensation expense for pro forma purposes only.

As of  December  31,  2004,  there  are  6,000,000  stock  options  outstanding.
6,000,000 options were cancelled and no options were forfeited or exercised during the year ended December 31, 2004. The weighted average exercise price of the options outstanding and exercisable is $0.35 and the weighted average remaining contractual life is 0.8 years.

                                     B-1-19

Stock warrants

The Company has issued 3,540,000 Series "A" Stock Purchase Warrants with an exercise price of $0.10 each that can be exercised at the earlier of:

1. August 15, 2004; or

2. the 90th day after the day on which the weighted average trading price of the Company's shares exceed $0.13 per share for 10 consecutive trading days.

Upon exercise of the Series "A" Stock Purchase Warrant at $0.10, the holder will receive one Common Share of the Company and an additional Series "B" Stock Purchase Warrant exercisable at $0.15. The term of the Series "B" warrant will be adjusted accordingly to expire one year after the occurrence of either (i) or
(ii) as described above.

The Company also issued 16,050,000 units Series "C" Stock Purchase Warrants on completion of a non-brokered private placement on October 16, 2003. Each Series "C" warrant entitles the holder to purchase one additional share within the first year at $0.08 or $0.25 in the second year. Upon exercise of a Series "C" Stock Purchase Warrant, the purchaser will receive an additional non-transferable Series "D" Stock Purchase Warrant to purchase an additional share for $0.75 until September 30, 2006. (See Note 8)

During the year ended December 31, 2004, 2,990,000 Series "A" warrants and 200,375 Series "C" warrants were exercised at $0.10 and at $0.08 per share, respectively, for cash proceeds of $299,000 and $16,030, respectively, and 250,000 Series "A" warrants that expired.

As of December  31,  2004,  the Company has  3,040,000,  15,849,625  and 200,375
Series "B", "C" and "D" Stock Purchase Warrants outstanding,  respectively. (See
Note 8)

NOTE 8 - STOCKHOLDERS' EQUITY

Stock split - On December 12, 2001, the Company completed a forward common stock split of 2 1/2 shares for 1 outstanding share. The financial statements have been retroactively restated to reflect the split.

Private Placements of Common Stock

(i) On October 16, 2003, the Company completed non-brokered private placement of 15,000,000 units of common stock at $0.06 per share for cash proceeds of $900,000. Each unit consist of one common share and one non-transferable Series "C" Stock Purchase Warrant entitling the holder to purchase one common share for two years, at $0.08 per share in the first year or $0.25 per share in the second year. Upon exercising each warrant, the holder of each warrant will receive one additional non-transferable Series "D" Stock Purchase Warrant to purchase an additional share for $0.75 until September 30, 2006. The Company paid a 7% finder's fee by issuing 1,050,000 units with the same terms and conditions. The finder's fee common stock issued was valued at the fair market value of the common stock ($63,000) and charged against additional paid-in capital as a cost of the offering. (See Note 7)

(ii) The Company has arranged a non-brokered private placement for up to 48,000,000 units at $0.05 per unit for total proceeds of $2,400,000. Each unit will consist of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years, at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement will be used for working capital and acquiring mining properties in the future. A 7% finder's fee will be paid in shares. The Company received the first $1,200,000 on December 31, 2004, which is classified as subscription received under stockholders' equity on the balance sheet as the share certificates have not been received. (See Note 10)

                                     B-1-20

Share Exchange Agreement - On July 4, 2003, the Company entered into a share exchange agreement ("Agreement") to acquire all of the issued and outstanding shares of Honglu Investment Holdings, Inc. ("Honglu"), a Chinese company that owns prospecting permits and licenses on mineral prospects in Tibet, China. On November 5, 2004, the Company and Honglu shareholders mutually agreed to terminate the Agreement as the Tibet government had on August 10, 2004, rejected the application for approval of the Agreement with the Company. All of the shares issued in relation to the Agreement were returned to the Company and cancelled effective this same date. (See Note 2)

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Operating leases - In December 2003, the Company entered into a lease for office space under a non-cancelable operating lease for a term of 3 years beginning January 2004 and expiring on December 31, 2006, with two free months rent. Future commitments for the years ended December 31 are approximately as follows:

(2005-2006: $17,000 per year). Rent expense charged to operations for years ended December 31, 2004 and 2003, and the cumulative amounts from inception amounted to $13,588, $nil, and $13,588, respectively.

Commitments - (i) The Company has a consulting agreement with a director of the Company for his services at $3,000 per month until December 31, 2006.; (ii) The Company has a consulting agreement with an officer of the Company for his consulting services at C$3,500 per month until December 31, 2006.; (iii) The Company also has a consulting agreement with a geologist for his consulting services at C$3,200 per month until December 31, 2006.; (iv) On February 5, 2004, the Company granted to Continental Minerals Corporation (a Hunter Dickinson, Inc. group company) an exclusive option to acquire an aggregate 50% of the Property Rights to the Xietongmen Gold-Copper Prospect in Tibet and a further option to acquire up to a further 10% of Property Rights, for an aggregate of 60% of such Property Rights under certain terms and conditions. On November 9, 2004, the Company and Continental mutually agreed to terminate the exclusive option agreement.

Stock options and warrants - See details in Notes 7 and 10.

Mineral properties - The Company has direct and indirect rights to earn interest in 25 mineral properties. The Company is required by the Chinese authority to spend a specified minimum amount on a mineral property on a yearly basis in order to renew the exploration permit on that property. The Company has to incur approximately $444,000 each year for maintaining the related exploration permits.

The Company is also required to reimburse the previous exploration expenditures incurred by the Chinese authority in a mineral property if the Company decides to have commercial mining of that property. The Company has to pay approximately $13.4 million to the Chinese authority if all the 25 mineral properties are put into commercial production.

NOTE 10 - SUBSEQUENT EVENTS

   o Subsequent to year end, the Company received $850,000 of the $1,200,000 non-brokered private placement for the remaining 24,000,000 units subscribed for at $0.05 per unit. As a result of the completion of the private placement, the Company has contractual arrangements to issue common stock that exceeds its authorized and available shares. In accordance with Emerging Issues Task Force ("EITF") Issue 00-19, the Company will recognize a liability and related expense in 2005 for those contracts that could require the Company to obtain shareholder approval to increase its authorized shares prior to being able to satisfy its obligations under those arrangements. As of October 11,

                                     B-1-21

          2005, the Company had 42,796,200 potential shares to be issued under contractual arrangements, mainly from outstanding warrants and options, in excess of the unissued shares from the authorized share capital. Changes in fair value are reported in earnings and disclosed in the financial statements as long as the contracts remain classified as assets or liabilities. If contracts classified as assets or liabilities are ultimately settled in shares, any gains or losses on those contracts are included in earnings. The classification of a contract is reassessed at each balance sheet date. The Company filed its Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 to obtain shareholder approval to amend its Articles of Incorporation to increase the authorized capital from 200,000,000 to 500,000,000 common shares.

   o      3,040,000 Series "B" warrants expired in January 2005.


                                     B-1-22

MANAGEMENT'S DISCUSSION AND ANALYSIS

In September 2000, the Joint Venture Company Chengdu Qianfeng NetTV Co., Ltd. was formed after receiving approval from Moftec (Ministry of Foreign Trade and Economic Cooperation).

The Company funded the Joint Venture with Sichuan QianFeng Digital Audio/Video Equipment Co. Ltd., in the production of trial digital set-top boxes for Nanning TV in Guangxi Province in China until 2002.

As of August 31, 2002 the Company had paid $1,280,000 of the $1,500,000 due to complete the purchase of the initial interest in the joint venture, however, thereafter it was unable to complete the terms of the agreement, abandon the joint venture, and, therefore, management has elected to expense the joint venture payments from the company's books.

The Company believes there will be no further liability in connection with the agreement.

On July 4, 2003, the Company entered into a share exchange agreement ("Agreement") to acquire all of the issued and outstanding shares of Honglu Investment Holdings, Inc. ("Honglu"), a Chinese company that held prospecting permits and licenses on mineral prospects in Tibet, China. On November 5, 2004, the Company and Honglu shareholders mutually agreed to terminate the Agreement because the Tibet government had on August 10, 2004 rejected the application for approval of the Agreement with the Company. All the shares issued under escrow in relation to the Agreement, in total of 129,700,000, were returned to treasury for cancellation on February 14, 2005.

CURRENT BUSINESS

On November 5, 2004, the Company and shareholders of Highland Mining Inc. ("Highland") entered into a Share Exchange Agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an agreement to issue common stock for issuance of 65,000,000 of the Company's common shares (to be issued after the increase of authorized common stock of the Company to be approved in the coming Annual General Meeting) in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions hereafter set forth:

1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Hunter Dickinson Inc. ("HDI") to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to HDI on or before March 30, 2005 (the "Outside Date"), or if either or both HDI and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

                                     B-1-23

2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called "Additional Rights") 25 mineral prospects in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agreed to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein. No rights have yet been transferred.

Upon completion of the Exchange, the following individuals were elected or appointed as directors of the Company: Zhi Wang, Jie Yang, Xiaojun Ma, Jing Wang and Maurice Tsakok.

The Company agreed to pay a finder's fee in the form of an agreement to issue common stock for issuance of 9,639,000 common shares of the Company upon completion of the share exchange and the increase of authorized common stock of the Company to be approved in the coming Annual General Meeting.

On November 9, 2004, Highland shareholders entered into an option agreement with Continental Minerals Corp. ("Continental") ( a Hunter Dickinson, Inc. group company). Continental obtained an option to acquire 50% of the issued and outstanding shares of Highland through payment of $2,000,000 to Highland shareholders and investment of $5,000,000 in Highland to fund the exploration of the Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Rikaze area, Tibet Autonomous Region, China. Continental may acquire a further 10% of the issued and outstanding shares of Highland, through the investment of $3,000,000 in Highland to fund exploration of the Xietongmen Copper-Gold Property, in the event of its doing so, the Company's shareholdings in Highland will be reduced to 40%. The preliminary option agreement is subject to a feasibility study by Continental and customary title matters, permits, and approvals.

HIGHLAND MINING INC.

Highland Mining Inc. fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Mine in Tibet, China.

Highland Mining Shareholders has direct or indirect rights or options to, or interests in, 25 mineral prospects (including Xietongmen) in Tibet, China, subject to terms and conditions and regulatory requirements attached to the Rights. Highland Shareholders, subject to terms and conditions and regulatory requirements related to the rights.

On February 5, 2004, the Company had granted to Hunter Dickinson, Inc. ("HDI") an exclusive option to acquire an aggregate 50% of the Property Rights to the Xietongmen Gold-Copper Prospect in Tibet and a further option to acquire up to a further 10% of Property Rights, for an aggregate of 60% of such Property Rights under certain terms and conditions. On November 9, 2004, the Company and HDI mutually agreed to terminate the exclusive option agreement due to the failure to achieve approval of the Honglu transaction from the Tibet government.

The Company as a junior mining company has assembled a portfolio of 25 base/precious metal and industrial mineral prospects upon which it holds options in Tibet, China through its 50% owned Chinese subsidiary Highland Mining Inc. It is the Company's intention to focus exclusively on the exploration of these base and precious metal mineral prospects in Tibet, China. The Company is seeking joint venture partners to assist in the exploration and possible development of these mineral prospects.

                                     B-1-24

Initially, the Company will concentrate its efforts in the development of mineral prospects in Tibet. Today, Chinese authorities are making unprecedented efforts to open up the Tibetan plateau to large-scale mineral development in order to meet domestic demand for raw materials. The Chinese Government is increasingly seeking foreign investment and international co-operation to facilitate this particular aspect of their economic policy. In order to accommodate such development, the Qinghai-Tibet Railway, one of the regions most important new construction projects, is expected to be completed by the end of 2006.

The Company sought experienced and recognized joint venture partners, and the Company negotiated a "Property Option Agreement" with Hunter Dickinson, Inc. An initial Agreement was reached in February 2004, with Continental Minerals Corporation ("Continental"), a member of the Hunter Dickinson Group, whereby Continental has acquired the right to earn a 60% interest in the Company's Xietongmen gold-copper prospect. The Xietongmen prospect consists of porphyry-like disseminated and quartz stockwork mineralization.

Among the mineral properties, several exhibit copper, copper/gold, and copper/molybdenum mineralization. Since its private placement in January of 2005 has given it current working capital and liquidity, The Company intends to investigate and rank these properties in order to plan a comprehensive exploration program and joint venture/financial arrangement in the next year. The company raised $2.4 million in private placement to meet its working capital requirements.

In November 2004, the terms of the original Agreement had to be modified whereby under the terms of the Property Option Agreement, Continental has acquired options to purchase 50% or 60% of the shares of Highland Mining Inc. ("Highland"). Under this Agreement, Continental will pay $2 million ($1.2 million on receiving regulatory approval and the balance $0.80 million after a year of the agreement date) to the original shareholders of Highland and $5 million investment in Highland to fund exploration of the property. Of this, prospect expenditures of $3 million must be funded by November 9, 2005 with a further $2 million of prospect expenditures funded by November 9, 2006. Continental can then increase its interest in Highland to 60% within the following year through investment of an additional $3 million in Highland to fund the exploration. In the event that Continental exercises its options to acquire the additional 10% shareholding of Highland, the Company's shareholding will be reduced to 40%.

The Xietongmen joint venture agreement is the first venture. Concurrently, the Company is reviewing and prioritizing the other 24 mineral prospects with a view to forming similar joint venture/financial arrangements. The prospects under review represent a broad array of precious/base metal and industrial mineral targets. The Company holds, through original Highland shareholders, a 65% interest in each of these properties except for three properties in which the Company retains a 100% interest.

Continental assembled its exploration team, and, with the drilling contractor visited the Xietongmen Copper-Gold property in December 2004. Subsequently, Continental made preparation for a Phase I, 25-hole drilling program, comprising 8,000 meters to commence during the first quarter of 2005. This program is on target.

                                     B-1-25

Plan of Operations

The Company has had no revenues from operations since inception. The operations of the Company have been financed through private placements and loans.

The Company has expended substantially all of its efforts during the last fifteen months to achieve a participation in mineral prospect exploration in Tibet with the appropriate Chinese government regulatory approval.

2005 BUDGET

Rent                                         $   44,444
Salaries and wages                              118,519
Traveling/conference/seminars, etc.              18,519
Communications and other expenses                18,519
Consulting fees                                  77,778
Audit and accounting fees                        18,519
Professional and legal fees                      74,074
Exploration expenses                            500,000
Investigation expenses                          500,000
                                                -------
                                             $1,370,372

The Company intends to develop gold and other mineral deposits in Tibet and other areas of China recognizing that China's recent economic growth rate has placed an increasing demand on the need for domestic production of metals.

Currently, China places fourth in the world wide production of copper but substantially falls short of its domestic requirements. The development of partially developed base and precious metal deposit in South Western China is seen as an opportunity to aid China in meeting its domestic requirements.

The majority of the Company's expenses for the year ended December 31, 2004 have consisted of the following major expenses: consulting fees, legal and professional fees, and travel and promotion expenses. Such fees were incurred in connection with efforts to consummate the acquisition of Honglu, negotiating an Option Agreement with Continental Minerals Corporation (a Hunter Dickinson, Inc. group company), and the subsequent acquisition of 50% interest in Highland.

To date, we have not been profitable in any of our endeavors and we face all the risks common to companies in their early stages of development, including undercapitalization and uncertainty of funding sources, high initial expenditure levels and uncertain revenue streams, an unproven business model, and difficulties in managing growth. Our recurring losses raise substantial doubt about our ability to continue as a going concern. Our financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. We believe we will continue to incur losses for at least the next 12 months and will require additional cash to satisfy our operations. The Company's future funding requirements will depend on numerous factors, many of which are beyond our control.

Due to the "start up" nature of the Company's business, we expect to incur losses as we expand. We expect to raise additional funds through private or public equity investment in order to expand the range and scope of our business operations. We will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. We cannot assure you that we will be able to raise funds through a sale or equity transaction, or if such funding is available, that it will be on favorable terms. Our common stock is currently traded on the over-the-counter market on an electronic bulletin board.

                                     B-1-26

The Company has had no operations during the fiscal year ended December 31, 2004. The Company generated no revenue and incurred expenses of $1,055,134 stemming from general, administrative and consulting expenditures related to its negotiations to acquire mineral prospects in China as compared to $698,044 for the same period of last year. The increase was mainly due to the increased expenses incurred including (i) consulting fees paid to the directors and consultants for their services and (ii) legal fees incurred.

The Company has determined that the transaction must be valued at the historical cost basis incurred by the founding shareholders of Highland, who became the major shareholders of the Company after the exchange, because the exchange occurred between entitles under common control.

Liquidity and Working Capital

As of December 31, 2004, the Company had total current assets of $903,427 and total current liabilities of $149,535. The Company has a working capital of $753,892 at December 31, 2004. For the year ended December 31, 2004, the Company received $299,000 and $16,030 in cash proceeds from the exercise of 2,990,000 and 200,375 Series A and C Stock Purchase Warrants respectively, $100,000 though the execution of a promissory note and $1,200,000 share subscription for 24,000,000 units at $0.05 each. The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

The Company has arranged a non-brokered private placement of 48,000,000 units at $0.05 per unit for total proceeds of $2,400,000. Half of the subscriptions were received on December 31, 2004 and another $850,000 has been received as of February 25, 2005. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years, at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement will be used for working capital and acquiring mining properties in the future. A 7% finder's fee will be paid in shares.

The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

                                     B-1-27

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS (CHTV)

     The information presented here should be read in conjunction with China, NetTV Holdings, Inc.'s financial statements and other information included in its Form 10-KSB, as amended. When used in its Form 10-KSB, as amended, the words "expects," "anticipates," "estimates" and similar expressions are-intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

The Company has had no revenues from operations since inception. The operations of the Company have been financed through private placements and loans.

The Company has expended substantially all of its efforts during the last fifteen months to achieve a participation in mineral prospect exploration in Tibet with the appropriate Chinese government regulatory approval.

2005 BUDGET


Rent                                         $   44,444
Salaries and wages                              118,519
Traveling/conference/seminars, etc.              18,519
Communications and other expenses                18,519
Consulting fees                                  77,778
Audit and accounting fees                        18,519
Professional and legal fees                      74,074
Exploration expenses                            500,000
Investigation expenses                          500,000
                                                -------
                                             $1,370,372

The Company intends to develop gold and other mineral deposits in Tibet and other areas of China recognizing that China's recent economic growth rate has placed an increasing demand on the need for domestic production of metals.

Currently, China places fourth in the world wide production of copper but substantially falls short of its domestic requirements. The development of partially developed base and precious metal deposit in South Western China is seen as an opportunity to aid China in meeting its domestic requirements.

The majority of the Company's expenses for the year ended December 31, 2004 have consisted of the following major expenses: consulting fees, legal and professional fees, and travel and promotion expenses. Such fees were incurred in connection with efforts to consummate the acquisition of Honglu, negotiating an Option Agreement with Continental Minerals Corporation (a Hunter Dickinson, Inc. group company), and the subsequent acquisition of 50% interest in Highland.

To date, we have not been profitable in any of our endeavors and we face all the risks common to companies in their early stages of development, including undercapitalization and uncertainty of funding sources, high initial expenditure levels and uncertain revenue streams, an unproven business model, and difficulties in managing growth. Our recurring losses raise substantial doubt about our ability to continue as a going concern. Our financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. We believe we will continue to incur losses for at least the next 12 months and will require additional cash to satisfy our operations. The Company's future funding requirements will depend on numerous factors, many of which are beyond our control.

Due to the "start up" nature of the Company's business, we expect to incur losses as we expand. We expect to raise additional funds through private or public equity investment in order to expand the range and scope of our business operations. We will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. We cannot assure you that we will be able to raise funds through a sale or equity transaction, or if such funding is available, that it will be on favorable terms. Our common stock is currently traded on the over-the-counter market on an electronic bulletin board.


                                     B-1-28

Change of Management

Maurice Tsakok has been a Director since May 2000. Ronald Xiuru Xie was appointed to the Board effective July 5, 2003 and he resigned on November 3, 2004. Zhi Wang, Jie Yang and Anthony Garson were appointed to the Board on August 4, 2003. Zhi Wang and Jie Yang resigned on August 23, 2004 and have been reappointed as directors on November 5, 2004.

Ronald Xiuru Xie was the President of the Company from July 5, 2003 to May 4, 2004. Anthony Garson has been appointed as President on May 10, 2004. Maurice Tsakok continues to act as Secretary of the Company.

Results of Operations

The Company has had no operations during the fiscal year ended December 31, 2004. The Company generated no revenue and incurred expenses of $1,055,134 stemming from general, administrative and consulting expenditures related to its negotiations to acquire mineral prospects in China as compared to $698,044 for the same period of last year. The increase was mainly due to the increased expenses incurred including (i) consulting fees paid to the directors and consultants for their services and (ii) legal fees incurred.

The Company expects the trend of losses to continue at an increasing rate after the acquisition of 50% interest in Highland until we can achieve commercial production on some of the mineral properties or sell some of mineral properties, of which there can be no assurance.

Liquidity and Working Capital

As of December 31, 2004, the Company had total current assets of $903,427 and total current liabilities of $149,535. The Company has a working capital of $753,892 at December 31, 2004. For the year ended December 31, 2004, the Company received $299,000 and $16,030 in cash proceeds from the exercise of 2,990,000 and 200,375 Series A and C Stock Purchase Warrants respectively, $100,000 though the execution of a promissory note and $1,200,000 share subscription for 24,000,000 units at $0.05 each. The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

The Company has arranged a non-brokered private placement of 48,000,000 units at $0.05 per unit for total proceeds of $2,400,000. Half of the subscriptions were received on December 31, 2004 and another $850,000 has been received as of February 25, 2005. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years, at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement will be used for working capital and acquiring mining properties in the future. A 7% finder's fee will be paid in shares.

The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

NEED FOR ADDITIONAL FINANCING

     No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to cover expenses as they may be incurred.

     In the event the Company's cash assets and other prove to be inadequate to meet the Company's operational needs, the Company might seek to compensate providers of services by issuances of stock in lieu of cash.

     The Company has no plans at this time for purchases or sales of significant fixed assets, which would occur in the next twelve months.

     The Company has hired one employee since January 12, 2005. The Company has no expectation or anticipation of significant changes in number of employees in the next twelve months, it may acquire or add employees of an unknown number in the next twelve months.


                                     B-1-29

B-2-1

                            CHINA NETTV HOLDINGS INC.


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Consolidated Balance Sheet..............................................  B-2-2

Consolidated Statement of Operations....................................  B-2-3

Consolidated Statement of Changes in Stockholders' Equity...............  B-2-4

Consolidated Statement of Cash Flows....................................  B-2-5

Notes to the Consolidated Financial Statements..........................  B-2-6

Management's Discussion and Analysis....................................  B-2-14

                                      B-2-1


                             CHINA NETTV HOLDINGS INC.
                          (an Exploration Stage Company)
                            CONSOLIDATED BALANCE SHEETS
                                SEPTEMBER 30, 2005
                                    (Unaudited)

                                                                                         September 30,      December 31,
Stated in U.S. dollars                                                                       2005               2004
ASSETS                                                                                    (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------


Current Assets
  Cash and cash equivalents                                                          $          908,388 $          900,309
  Prepaid expenses and other current assets                                                       9,792              2,287
  Prepaid expenses - related party                                                                  510                831
---------------------------------------------------------------------------------------------------------------------------

Total Current Assets                                                                            918,690            903,427

Investment - at equity (Note 3)                                                                       -            800,000

Fixed assets, net (Note 4)                                                                       13,546              9,058
---------------------------------------------------------------------------------------------------------------------------

Total Assets                                                                         $          932,236 $        1,712,485
===========================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payables and accrued expenses                                             $          394,143 $           47,082
  Fair value - potential shares to be issued in excess of authorized
    share capital, adjusted for changes in fair value (Note 5(a))                             6,482,898                  -
  Promissory note payable                                                                             -            100,000
  Due to related party (Note 2)                                                                   3,380              2,453
---------------------------------------------------------------------------------------------------------------------------
                                                                                              6,880,421            149,535

Commitments and Contingencies (Note 6)                                                                -                  -

Stockholders' Equity and Deficiency
  Common Stock : $0.001 Par Value
    Authorized : 200,000,000
    Issued and Outstanding : 193,596,575                                                        193,596            142,236
Subscription received for 24,000,000 shares                                                           -          1,200,000
  Additional paid in capital                                                                  5,890,967          3,542,327
  Agreement to issue common stock for acquisition cost (65,000,000 shares) (Note 3)                   -                  -
  Agreement to issue common stock for finder's fee (9,639,000 shares) (Note 3)                  771,120            771,120
  Accumulated Other Comprehensive Loss                                                           (3,709)                 -
  Accumulated deficit prior to exploration stage                                             (1,554,790)        (1,554,790)
  Accumulated deficit during exploration stage                                              (11,245,369)        (2,537,943)

---------------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity and Deficiency                                                    (5,948,185)         1,562,950

---------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                            $         932,236  $       1,712,485
===========================================================================================================================

          (See condensed notes to the consolidated financial statements)


                                      B-2-2


                                    CHINA NETTV HOLDINGS INC.
                                 (an Exploration Stage Company)
                              CONSOLIDATED STATEMENTS OF OPERATIONS
          For the three-month and nine-month periods ended September 30, 2005 and 2004 and cumulative amounts from inception (July 1, 2003)
                                           (Unaudited)

                                                                    Three months ended              Nine months ended
                                                Cumulative              September 30,                  September 30,
Stated in U.S. dollars                         from Inception       2005           2004           2005            2004

Revenue                                                  $ -         $ -            $ - -          $ - -                $ -
----------------------------------------------------------------------------------------------------------------------------
Expenses
  Exploration expenses  (Note 3)                   1,055,450         364,124              -       1,055,450               -
  General and administrative                       2,136,334         165,697        120,595         391,639       1,291,830
----------------------------------------------------------------------------------------------------------------------------
  Finder's fees                                      771,120               -              -               -               -
                                                   3,962,904         529,821        120,595       1,447,089       1,291,830

Operating Loss                                    (3,962,904)       (529,821)      (120,595)     (1,447,089)     (1,291,830)

Other Income and Expenses
   Interest income                                    22,641           6,279              -          22,579               -
   Equity loss                                      (800,000)              -              -        (800,000)              -
   Accounts payable written off                        3,453               -              -               -               -
   Interest expenses                                  (9,652)              -              -             (18)              -
   Loss on disposal of fixed assets                  (16,009)              -              -               -         (18,742)
   Fair value of potential shares to be issued
      in excess of authorized share capital       (6,482,898)     (1,525,901)             -      (6,482,898)              -
----------------------------------------------------------------------------------------------------------------------------
Net Loss Available to Common Stockholders      $ (11,245,369)    $(2,049,443)     $(120,595)    $(8,707,426)    $(1,310,572)
============================================================================================================================


Loss per share attributable to common stockholders:                  $ (0.01)       $ (0.00)        $ (0.05)        $ (0.02)
                                                             ===============================================================

Weighted average number of common shares outstanding:
  Basic and diluted                                              193,596,575     66,675,200     185,743,095      65,352,974
                                                             ===============================================================



         (See condensed notes to the consolidated financial statements)

                                      B-2-3


                                            CHINA NETTV HOLDINGS INC.
                                         (an Exploration Stage Company)
                    CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY AND DEFICIENCY
                       for the period from inception (July 1, 2003) to September 30, 2005
                                                   (Unaudited)

                                                                              Accumulated  Accumulated  Accumulated
                                                                                other        Deficit      Deficit     Agreement
                                            Stock     Additional              comprehen-   prior to      during       to issue
                                  Common   Amount At  Paid In   Subscription    sive      exploration   exploration    common
Stated in U.S. dollars            Shares   Par Value  Capital    received      loss          stage         stage       stock   Total
------------------------------------------------------------------------------------------------------------------------------------
Balance, July 1, 2003 (incep-
  tion)                          37,446,200  $37,446 $1,364,802    $     -      $ - $(1,554,790)          $ -       $ -   $(152,542)

Issuance of common stock for
  acquisition costs on July
  23, 2003                       97,700,000   97,700    (97,700)         -        -           -             -         -           -

Issuance of common stock for
  acquisition costs on July
  23, 2003 - related party        6,839,000    6,839     (6,839)         -        -           -             -         -           -

Compensation cost - stock
  options                                 -        -    210,000          -        -           -             -         -     210,000

Net loss, two months ended
  August 31, 2003                         -        -          -          -        -           -      (312,248)        -    (312,248)

------------------------------------------------------------------------------------------------------------------------------------
Balance, August 31, 2003        141,985,200  141,985  1,470,263          -        -  (1,554,790)     (312,248)        -    (254,790)

Issuance of common stock for
  cash @$0.06 on October 29,
  2003                           15,000,000   15,000    885,000          -        -           -             -         -     900,000

Issuance of common stock for
  7% finders fee for shares
  issued on October 29, 2003      1,050,000    1,050     (1,050)         -        -           -             -         -           -

Exercise of Series A stock
  purchase warrants @$0.10 on
  December 11, 2003                  50,000       50      4,950          -        -           -             -         -       5,000

Exercise of Series B stock
  purchase warrants @$0.15
  on December 23, 2003              250,000      250     37,250          -        -           -             -         -      37,500

Exercise of Series A stock
  purchase warrants @$0.10
  on December 23, 2003              250,000      250     24,750          -        -           -             -         -      25,000

Compensation cost - stock
  options                                 -        -     10,000          -        -           -             -         -      10,000

Net loss, four months ended
  December 31, 2003                       -        -          -          -        -           -      (380,869)        -    (380,869)

------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003      158,585,200  158,585  2,431,163          -        -  (1,554,790)     (693,117)        -     341,841

Exercise of Series A stock
  purchase warrants @$0.10
  on January 6, 2004                 50,000       50      4,950          -        -           -             -         -       5,000

Exercise of Series A stock
  purchase warrants @$0.10
  on January 27, 2004             2,940,000    2,940    291,060          -        -           -             -         -     294,000

Issuance of common stock
  into escrow for acquisi-
  tion of mineral property
  on April 15, 2004              32,000,000   32,000    (32,000)         -        -           -             -         -           -

Issuance of common stock
  for legal services @$0.10
  on April 12, 2004               2,800,000    2,800    277,200          -        -           -             -         -     280,000

Exercise of Series C stock
  purchase warrants @$0.08
  on October 1, 2004                200,375      200     15,830          -        -           -             -         -      16,030

Cancellation of common stock
  issued for acquisition
  costs (129,700,000 shares),
  finder's fee (6,839,000
  shares) and legal costs
  (2,800,000 shares)
  on July 23, 2003 & April
  12, 2004                     (139,339,000)(139,339)  (140,661)         -        -           -             -         -    (280,000)

Issuance of common stock for
  the partial acquisition of
  Highland Mining Inc. @
  historical cost on December
  28, 2004 (85,000,000 shares)   85,000,000   85,000    715,000          -        -           -             -         -     800,000

Issuance of agreement to issue
  common stock for the partial
  acquisition of Highland Min-
  ing Inc. on December 20, 2004
  (65,000,000 shares)                    -         -          -          -        -           -             -         -           -

Subscription received on Decem-
  ber 31, 2004 for private
  placement of 24,000,000 shares
  @$0.05                                 -         -          -  1,200,000        -           -             -             1,200,000

Issuance of Agreement To Issue
  Common Stock for finder's fee
  on acquisition of Highland
  Mining Inc. @$0.08 on December
  28, 2004 (9,639,000 shares)           -          -          -          -        -           -             -   771,120     771,120

                                      B-2-4



                                            CHINA NETTV HOLDINGS INC.
                                         (an Exploration Stage Company)
                    CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY AND DEFICIENCY
                       for the period from inception (July 1, 2003) to September 30, 2005
                                                   (Unaudited)

                                                                              Accumulated  Accumulated  Accumulated
                                                                                other        Deficit      Deficit     Agreement
                                            Stock     Additional              comprehen-   prior to      during       to issue
                                  Common   Amount At  Paid In   Subscription    sive      exploration   exploration    common
Stated in U.S. dollars            Shares   Par Value  Capital    received      loss          stage         stage       stock   Total
------------------------------------------------------------------------------------------------------------------------------------

Legal fees incurred for the
  issuance of common stock on
  December 20, 2004 in connec-
  tion with the partial acqui-
  sition of Highland Mining Inc.        -          -    (20,215)         -        -           -             -         -     (20,215)

Net loss, year ended December
  31, 2004                              -          -          -          -        -           -    (1,844,826)        -  (1,844,826)

------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004      142,236,575  142,236  3,542,327  1,200,000        -  (1,554,790)   (2,537,943)  771,120   1,562,950

Issuance of common stock for
  cash @$0.05 on February 7,
  2005                           24,000,000   24,000  1,176,000 (1,200,000)       -           -             -         -           -

Issuance of common stock for
  7% finder's fee for shares
  issued on February 7, 2005      1,680,000    1,680     (1,680)         -        -           -             -         -           -

Issuance of common stock for
  cash @$0.05 on February 8,
  2005                           17,000,000   17,000    833,000          -        -           -             -         -     850,000

Issuance of common stock for
  cash @$0.05 on March 10,
  2005                            5,000,000    5,000    245,000          -        -           -             -         -     250,000

Issuance of common stock for
  cash @$0.05 on March 14,
  2005                            2,000,000    2,000     98,000          -        -           -             -         -     100,000

Issuance of common stock for
  7% finder's fee for shares
  issued on February 8, March
  10 & March 14, 2005             1,680,000    1,680     (1,680)         -        -           -             -         -           -

Foreign currency translation
  adjustments                             -        -          -          -   (3,709)          -             -         -      (3,709)

Net loss, nine months ended
  September 30, 2005                      -        -          -          -        -           -    (8,707,426)        -  (8,707,426)

------------------------------------------------------------------------------------------------------------------------------------
Balance, September 30, 2005     193,596,575 $193,596 $5,890,967   $      - $(3,709) $(1,554,790) $(11,245,369) $771,120 $(5,948,185)
====================================================================================================================================


         (See condensed notes to the consolidated financial statements)

                                      B-2-5


                                    CHINA NETTV HOLDINGS INC.
                                 (an Exploration Stage Company)
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                  For the nine-month periods ended September 30, 2005 and 2004 and cumulative amounts from inception (July 1, 2003)
                                           (Unaudited)

                                                                     Cumulative
Stated in U.S. dollars                                               from Inception       2005            2004
-------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
  Net loss                                                          $ (11,245,369)    $ (8,707,426)   $ (1,310,572)
  Adjustments to reconcile net loss to net cash used in operating activities
    Depreciation and amortization                                          23,057            5,433          10,515
    Equity loss                                                           800,000          800,000               -
    Compensation cost - stock options                                     220,000                -               -
    Translation adjustments                                                (3,709)          (3,709)              -
    Agreement to issued common stock for finder's fee                     771,120                -         280,000
    Accounts payable written off                                           (3,453)               -               -
    Loss on disposal of fixed assets                                       16,009                -          18,742
    Change in fair value of potential shares to be issued in excess of
       authorized share capital                                         6,482,898        6,482,898               -
    Changes in assets and liabilities
      Increase in prepaid expenses and other current assets                (9,792)          (7,505)         (2,207)
      (Increase) Decrease in prepaid expenses - related party                (510)             321          22,442
      (Increase) Decrease in security deposits                                  -                -           3,052
      Increase (Decrease) in accounts payable and accrued expenses        330,738          347,061          68,237
      Increase (Decrease) in accrued expenses - related party                 927              927         (78,000)
-------------------------------------------------------------------------------------------------------------------
  Net cash used in operating activities                                (2,618,084)      (1,082,000)       (987,791)
-------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities
  Equipment and automobile additions                                      (55,190)          (9,921)         (2,061)
  Proceeds on disposal of fixed assets                                     44,525                -          44,525
-------------------------------------------------------------------------------------------------------------------
  Net cash flows provided by (used in) investing activities               (10,665)          (9,921)         42,464
-------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities
  Advances (repayments) - amount due to related parties                   (93,540)               -          89,264
  Principal payments - installment loans payable                          (52,230)               -         (50,130)
  Promissory note payable - related party                                       -         (100,000)        100,000
  Proceeds from the issuance of common stock                            3,682,530        2,400,000         299,000
  Subscription received                                                         -       (1,200,000)              -
-------------------------------------------------------------------------------------------------------------------
  Net cash flows provided by financing activities                       3,536,760        1,100,000         438,134
-------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in cash and cash equivalents                          908,011            8,079        (507,193)

Cash and cash equivalents - beginning of period                               377          900,309         510,859

-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents - end of period                               $ 908,388        $ 908,388         $ 3,666
===================================================================================================================


Supplemental Information :
Cash paid for :
    Interest                                                              $ 6,257             $ 18            $ 46
    Income taxes                                                                -                -               -

Non-cash investing and financing activities :
    Common stock issued for services rendered                                 $ -              $ -       $ 280,000
    Common stock issued for acquisition of Highland Mining Inc.           800,000                -               -
    Agreement to issue common stock for acquisition of Highland Mining Inc.     -                -               -
    Agreement to issue common stock for finder's fees paid for
      acquisition of Highland Mining Inc.                                 771,120                -               -

         (See condensed notes to the consolidated financial statements)

                                      B-2-6

                            CHINA NETTV HOLDINGS INC.
                         (an Exploration Stage Company)
        CONDENSED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America. However, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted or condensed pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation have been included. The results for interim periods are not necessarily indicative of results for the entire year. These condensed financial statements and accompanying notes should be read in conjunction with the Company's annual financial statements and the notes thereto for the fiscal year ended December 31, 2004 included in its Annual Report on Form 10-KSB, as amended.

Going concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has limited operations and has sustained substantial operating losses in recent years resulting in a substantial accumulated deficit. In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements and the success of its future operations.

To meet these objectives, the Company raised $2,400,000 pursuant to a non-brokered private placement of 48,000,000 shares of common stock at $0.05 per share during the first quarter of 2005. The Company may seek additional equity as necessary and it expects to raise funds through private or public equity investment in order to support existing operations and expand the range and scope of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all. Additionally, the Company has also consummated the partial acquisition of Highland Mining Inc. ("Highland") from the former shareholders of Highland ("Highland Shareholders"). Highland Shareholders have certain rights or options to, or interests in 38 mineral properties (including Xietongmen Copper-Gold Property) in Tibet, China. Management believes that actions presently taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time.

Principles of consolidation

The Company acquired 100% interest in Great China Mining (Canada), Inc., a company incorporated on April 20, 2005, under the laws of British Columbia,
Canada, with certain officers and directors the same as that of the Company. These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

Concentration Of Credit Risk

The Company's operations are currently in Tibet and other areas of China. If the Company was unable to derive any revenues from its current business operations, it would have a significant, financially disruptive effect on the operations of the Company. Based on the current economic environment in China, the Company does not expect any material adverse impact to its business, financial condition and results of operations.

                                      B-2-7

Significant Accounting Policies

Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock

The Company accounts for derivative financial instruments indexed to, and potentially settled in, the Company's own common shares as a liability in accordance with paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19. For all contractual arrangements for which the Company does not have a sufficient number of authorized and unissued shares and the share settlement is not controlled by the Company, i.e. shareholder approval is required to be obtained to increase the Company's authorized shares in order to net-share or physically settle a contract, the Company is required to recognize an asset or liability measured at fair value. Changes in fair value are reported in earnings and disclosed in the financial statements as long as the contracts remain classified as assets or liabilities. If contracts classified as assets or liabilities are ultimately settled in shares, any gains or losses on those contracts are included in earnings. The classification of a contract is reassessed at each balance sheet date.

If the classification changes as a result of events during the period, the contract is reclassified as of the date of the event that caused the reclassification. There is no limit on the number of times a contract may be reclassified. If a contract is reclassified from permanent or temporary equity to an asset or a liability, the change in fair value of the contract during the period the contract was classified as equity is accounted for as an adjustment to stockholders' equity. The contract subsequently is marked to fair value through earnings. If a contract is reclassified from an asset or a liability to equity, gains or losses recorded to account for the contract at fair value during the period that the contract was classified as an asset or a liability should not be reversed.

Reclassifications

Certain of the comparative figures have been reclassified to conform to the current period's presentation.

Recent accounting pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004) "Share-Based Payment" ("SFAS No. 123R"). SFAS No. 123R addresses all forms of share-based payment ("SBP") awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. SFAS No. 123R will require the Company to expense SBP awards with compensation cost for SBP transactions measured at fair value. On March 29, 2005, the SEC issued Staff Accounting Bulletin (SAB) 107 which expresses the views of the SEC regarding the interaction between SFAS No. 123R and certain SEC rules and regulations and provides the SEC's views regarding the valuation of share-based payment arrangements for public companies. In April 2005, the SEC issued a release which amends the compliance dates for SFAS No. 123R. We do not expect the adoption of SFAS No. 123R and SAB 107 to have a material impact on the Company's financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections". SFAS No. 154 replaces APB Opinion No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of this statement does affect the Company's financial statements. (See Note 3)

                                      B-2-8

NOTE 2 - RELATED PARTY TRANSACTIONS

Consulting Fees - During the three-month and nine-month periods ended September 30, 2005, the Company incurred consulting fees of $59,316 (2004: $64,254) and $148,601 (2004: $312,240) to certain directors and officers of the Company.

The Company has a consulting agreement with a director of the Company for his services at $3,000 per month until December 31, 2006. The Company has two consulting agreements with two officers of the Company for their consulting services at C$3,500 and C$6,000 per month until December 31, 2006 and January 12, 2007 respectively. The Company also has a consulting agreement with a geologist for his consulting services at C$3,200 per month until December 31, 2006.

Due to related parties of $3,380 are owing to a director and a company with common directors and are unsecured, non-interest bearing and has no specific terms of repayment.


NOTE 3 - INVESTMENT IN HIGHLAND MINING INC. AND 46 OTHER MINERAL PROPERTIES

On November 5, 2004, the Company and Highland Shareholders entered into a Share Exchange Agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an Agreement to Issue Shares for issuance of 65,000,000 of the Company's common shares in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions hereafter set forth:

  1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Continental Minerals Corp. ("Continental"), a company listed on the Toronto Venture Exchange, to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to Continental on or before March 30, 2005 (the "Outside Date"), or if either or both Continental and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

  2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called ("Additional Rights")) 25 mineral prospects (including Xietongmen Copper-Gold Property) in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agreed to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein.

The Company also issued an Agreement to Issue Shares for 9,639,000 common shares as finder's fee for the transaction.

Highland fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise ("WOFE") registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Shigatse area, Tibet Autonomous Region, China.

On December 23, 2004, Highland shareholders entered into an option agreement with Continental. Continental can earn 50% interest of the issued and outstanding shares of Highland by agreement to pay $2,000,000 to Highland shareholders and investment of $3,000,000 and $2,000,000 by November 5, 2005 and November 5, 2006 respectively in Highland to fund the exploration of the Xietongmen Copper-Gold Property. Continental may earn a further 10% of the issued and outstanding shares of Highland, through the investment of an

                                      B-2-9
additional $3,000,000 by November 5, 2007 in Highland to fund exploration of the Xietongmen Copper-Gold Property. If Continental exercises its option to earn a further 10% equity interest in Highland by fulfilling the related terms and conditions, the Company shareholding in Highland will be reduced to 40%.

Under the Shareholders Agreement dated December 23, 2004 between Continental, the Company and other related parties, Continental will manage Highland and Tianyuan during the option period. Once the option is exercised, further funding of Highland would be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back profit of Highland.

Net investment in Highland at September 30, 2005 follows:

Historical cost of 500,000 shares of Highland Mining Inc.       $ 800,000
Equity in undistrbuted losses of investee company                (800,000)
                                                                ----------
Investment in equity                                            $       -
                                                                ==========

In March and April 2005, the Company signed Lease and Option Agreements with three private companies in China to acquire 60% to 80% equity interest in nine mineral properties in Tibet, China through spending a minimum of $200,000 to $400,000 on each of these properties each year for a two- year period. The Company has committed to spend approximately $1.75 million in total on four of these mineral properties in year 2005. Up to September 30, 2005, total exploration expenses incurred by the Company on these four mineral properties were $1,055,450, which can be summarized as follows:-


Mineral properties                Banongla      Donggapu       Tangbai       Zemuduola       Total
-------------------------------------------------------------------------------------------------------
Exploration expenses
     Drilling                             $ -      $ 17,503       $ 73,755      $ 80,248     $ 171,506
     Geological survey                 62,564        61,639         38,540        76,423       239,166
     Geophysical                            -        42,921         64,488        49,096       156,505
     Miscellaeous                       3,711        19,858          8,737        39,883        72,189
     Road construction                      -        77,030                      110,101       187,131
     Surface and adit work                  -        40,515         29,125        70,228       139,868
     Travel                             1,053         8,328          6,301        12,873        28,555
     Wages and benefits                 1,306        14,618          7,292        37,314        60,530
                               ------------------------------------------------------------------------
                                     $ 68,634     $ 282,412      $ 228,238     $ 476,166   $ 1,055,450
                               ========================================================================

NOTE 4 - FIXED ASSETS

Fixed assets consist of the following:

Office equipment                                          $ 1,155
Computer equipment                                         21,963
Computer software                                           1,014
                                                   ---------------
                                                           24,132
Less: accumulated depreciation                            (10,586)
                                                   ---------------
                                                         $ 13,546
                                                   ===============

Depreciation charged to operations for the three-month and nine-month periods ended September 30, 2005, and the period from inception to September 30, 2005, amounted to $1,898 (2004: $1,477), $5,433 (2004: $10,515), and $23,056,
respectively.

                                     B-2-10

NOTE 5 - COMMON STOCK, OPTIONS AND WARRANTS

a. Common Stock

Private Placement

Upon the completion of the non-brokered private placement in the first quarter of 2005 for 48,000,000 units subscribed for at $0.05 per unit, the Company issued 48,000,000 units consisting of one common share and one non-transferable share purchase warrant (Series "E" Warrant) entitling the holder to purchase one common share for two years at $0.08 per share in the first year or $0.25 in the second year. The Company also issued 3,360,000 shares as finders' fee for the transaction.

Potential Shares to be Issued in Excess of Authorized Share Capital

As of September 30, 2005, the Company had 42,796,950 potential shares to be issued under contractual arrangements, mainly from outstanding warrants and options, that were in excess of the unissued shares from the authorized share capital ("the potential shares"). The fair value of the potential shares was $6,482,898 and has been recorded as an expense with an offset to current liabilities.

The fair value of the potential shares to be issued is estimated at September 30, 2005 using the Black-Scholes option pricing model with weighted average assumptions as follows:

Risk free interest rate                                      3.06% to 3.30%
Expected life of warrants and options in years           0.45 to 1.00 years
Expected volatility                                       88.60% to 106.03%
Dividend per share                                                    $0.00

b. Stock Options

As of September 30, 2005, there are 1,000,000 stock options outstanding. 5,000,000 stock options at an exercise price of $0.40 each expired on May 31, 2005. No options were canceled, forfeited, or exercised during the nine months ended September 30, 2005. The weighted average exercise price of the options outstanding and exercisable is $0.10 and the weighted average remaining contractual life is 0.92 years.

c. Stock Purchase Warrants

The outstanding stock purchase warrants as of September 30, 2005 can be summarized as follows:-



                      Number                    Exercise price                     Expiry
  Warrants         outstanding                  for each share                      date

Series "D"                 200,375                                  $0.75   September 30, 2006
Series "E"              48,000,000   $0.08 on or before March 14, 2006      March 14, 2007
                                     or $0.25 thereafter
                -------------------
                        48,200,375
                ===================

During the nine months ended September 30, 2005, 3,040,000 Series "B" and 15,849,625 Series "C" Warrants were expired and no warrants were exercised.

                                     B-2-11

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Mineral Properties

The Company has direct and indirect rights to earn interest in 46 mineral properties. The Company is required by the Chinese authority to spend a specified minimum amount on a mineral property on a yearly basis in order to renew the exploration permit on that property. The Company has to incur approximately $1.7 million each year for maintaining the related exploration permits.

The Company is also required to reimburse the previous exploration expenditures incurred by the Chinese regulatory authority in a mineral property if the Company decides to have commercial mining of that property. The Company has to pay approximately $13.4 million to the Chinese authority if all the 46 mineral properties are put into commercial production.

Potential Shares to be Issued in Excess of Authorized Share Capital - See Note 5(a).


NOTE 7 - SUBSEQUENT EVENTS

On November 9, 2005, 3,000,000 Series "E" warrants were exercised at $0.08 each for $240,000. On November 14, 2005, another 3,000,000 Series "E" warrants were exercised at $0.08 each for $240,000.


PRELIMINARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 10-QSB that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Company's expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "the Company believes," "management believes" and similar words or phrases. The forward-looking statements are based on the Company's current expectations and are subject to certain risks, uncertainties and assumptions. The Company's actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Our discussion and analysis or plan of operation is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

An accounting policy is deemed to be critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time the estimate is made, and if different estimates that reasonably could have been used or changes in the accounting estimate that are reasonably likely to occur could materially change the financial statements. We believe the following critical accounting policies reflect our more significant estimates and assumptions used in the preparation of our financial statements:

Contingencies - We may be subject to certain asserted and unasserted claims encountered in the normal course of business. It is our belief that the resolution of these matters will not have a material adverse effect on our financial position or results of operations, however, we cannot provide assurance that damages that result in a material adverse effect on our financial position or results of operations will not be imposed in these matters. We account for contingent liabilities when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. During the three and nine months ended September 30, 2005, the Company recorded the change in fair value of potential shares to be issued under contractual arrangements that are in excess of the authorized share capital as a liability in accordance with paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19. The net effect was an increase in current liabilities and net loss for the three and nine months ended September 30, 2005 by $1,525,901 and $6,482,898, respectively. As of September 30, 2005, the Company had 42,796,950 potential shares to be issued under contractual arrangements, mainly from outstanding warrants and options, in excess of the unissued shares from the authorized share capital.

                                     B-2-12

Income Taxes - We record a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. We have considered future market growth, forecasted earnings, future taxable income, and prudent and feasible tax planning strategies in determining the need for a valuation allowance. We currently have recorded a full valuation allowance against net deferred tax assets as we currently believe it is more likely than not that the deferred tax assets will not be realized.

Valuation of Long-Lived Assets - We review property, plant and equipment and other assets for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Our asset impairment review assesses the fair value of the assets based on the future cash flows the assets are expected to generate. An impairment loss is recognized when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset (if any) are less than the carrying value of the asset. When impairment is identified, the carrying amount of the asset is reduced to its estimated fair value. Deterioration of our business in a geographic region could lead to impairment adjustments when identified. The accounting effect of an impairment loss would be a charge to income, thereby reducing our net profit.


                                     B-2-13

PLAN OF OPERATIONS

The Company had no revenues from operations since inception of the exploration stage (July 1, 2003). The operations of the Company have been financed through private placements and loans from shareholders.

The Company intends to explore for copper, gold and other base metal deposits in Tibet and other areas of China in view of China's recent economic growth demand on the need for domestic production of metals.

Currently, China places fourth in the worldwide production of copper but substantially falls short of its domestic requirements. The development of partially developed base and precious metal deposit in South Western China is seen as an opportunity to aid China in meeting its domestic requirements.

The  majority of the  Company's  expenses  for the three and nine  months  ended
September 30, 2005 have consisted of the following significant items: exploration expenses, consulting fees, legal and professional fees, and rental expenses. Such fees were incurred in connection with efforts to carry out the exploration program on a prioritized basis and corporate maintenance.

Additionally, during the three and nine months ended September 30, 2005, the Company recorded the fair value of potential shares to be issued under contractual arrangements that are in excess of the authorized share capital as a liability in accordance with paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19 with the change in fair value reported in earnings. The net effect was an increase in current liabilities and net loss for the three and nine months ended September 30, 2005, by $1,525,901 and $6,482,898, respectively. Although this was a non-cash entry affecting the results of operations for the quarter ended, the amount represents the amount the Company would have to pay to repurchase shares in the open market to satisfy the exercise by holders of the warrants and options under contractual arrangements. If any or all of the holders choose to exercise their warrants or options, the Company does not currently have the financial resources to meet its obligations. Although the liability exists and there is a possibility the holders of the warrants or options to choose to exercise, management believes the possibility of this
occurrence  is  remote  as   approximately   all  of  the  holders  are  current
shareholders,   officers  or  directors  of  the  Company  and   understand  the
significant consequences to the Company under these circumstances. As of September 30, 2005, the Company had 42,796,950 potential shares to be issued under contractual arrangements, mainly from outstanding warrants and options, in excess of the unissued shares from the authorized share capital. Management does not expect any cash outlay due to recognition of this liability.

To date, we have not been profitable in any of our endeavors and we face all the risks common to companies in their early stages of development, including under-capitalization and uncertainty of funding sources, high initial expenditure levels and uncertain revenue streams, an unproven business model, and difficulties in managing growth. Our recurring losses raise substantial doubt about our ability to continue as a going concern. Our financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. We believe we will continue to incur losses for at least the next 12 months and will require additional cash to satisfy our operations. The Company's future funding requirements will depend on numerous factors, many of which are beyond our control.


                                     B-2-14

Due to the "start up" nature of the Company's business, we expect to incur losses as we expand. We expect to raise additional funds through private or public equity investment in order to expand the range and scope of our business operations. We will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. We cannot assure you that we will be able to raise funds through a sale or equity transaction, or if such funding is available, that it will be on favorable terms. Our common stock is currently traded on the over-the-counter market on an electronic bulletin board.

CONCENTRATION OF CREDIT RISK

The Company's operations are currently in Tibet and other areas of China. If the Company was unable to derive any revenues from its current business operations, it would have a significant, financially disruptive effect on the operations of the Company. Based on the current economic environment in China, the Company does not expect any material adverse impact to its business, financial condition and results of operations.

PRIORITY OF MINERAL PROPERTIES

In March and April 2005, the Company signed Lease and Option Agreements with three private companies in China to acquire 60% to 80% equity interest in 9 mineral properties in Tibet, China through spending a minimum of $200,000 to $400,000 on each of these properties each year for a two- year period.

The prospects under review represent a broad array of precious/base metal and industrial mineral targets and are at various stages of exploration. The Company intends to analyze which properties to retain in order to minimize upkeep expenditures. A first priority has been to select copper-gold/molybdenum targets that suggest porphyry style mineralization.

The Company has prioritized these properties with a view to seeking an experienced and capable mining company as a joint venture partner. The joint venture would be formed with the intention of exploring, developing and bringing into production the selected prospects.

The Company has committed to spend approximately $1.3 million in total on four of these mineral properties, Zemuduola, Banongla, Tangbai and Donggapu, in year 2005. In view of the favourable results on the current exploration programs, the Company has increased its commitment to spend approximately $1.75 million in total on these four properties in year 2005.


The priority of the mineral properties on hand is summarized as follows:-


                                               Percentage                                       Total
                                                ownership                                      amount          Amount required
                                                  upon               Minimum spending        spent up to         to reimburse
                    Mineral        Mineral     exercise of            on exploration         September 30,    the government upon
   Priority         Property        types      agreements           required per annum          2005          commercial production
                                                                    RMB           US$                          RMB             US$
  Very high    Banongla           Cu, Au         80% - 100%(1)    $ 695,800       $ 86,175     $ 68,634          $ -            $ -
               Donggapu           Cu, Au                  60%       218,900         27,111      282,412            -              -
               Tangbai            Cu, Au         80% - 100%(1)      419,000         51,893      228,238            -              -
               Zemuduola          Cu, Au                  60%       179,600         22,243      476,166            -              -

(1) - The Company has an option to increase its holding to 100% of the mineral properties on fulfillment of conditions of the agreements.

Cu - Copper, Au - Gold

                                     B-2-15


                                                     Percentage                                 Total
                                                    ownership                                  amount          Amount required
                                                      upon               Minimum spending    spent up to         to reimburse
                  Mineral            Mineral       exercise of           on exploration       September 30,   the government upon
 Priority         Property            types        agreements           required per annum      2005          commercial production
                                                                        RMB           US$                    RMB               US$
   High      Duoxiasongduo      Cu, Mo                     65%      $ 29,400        $ 3,641     $ -      $ 3,840,000       $ 475,584
             Malasongduo        Cu, Mo                     65%        33,100          4,099       -        6,100,000         755,485
             Mangzong           Cu, Mo                     65%        44,100          5,462       -       14,515,200       1,797,708
             Bande              Cu, Mo            80% - 100%(1)      942,000        116,667       -                -               -
             Wada               Cu, Mo            80% - 100%(1)      294,100         36,424       -                -               -

  Medium     Dingqinnong        Cu, Ag, Zn, Pb             65%      $ 43,700        $ 5,412     $ -      $ 6,678,000       $ 827,070
             Gegongnong         Cu, Au                     65%       373,900         46,308       -       19,124,300       2,368,545
             Jiama              Cu, Pb, Zn, Au             65%        13,972          1,730       -       30,000,000       3,715,500
             Jiama (S)          Cu, Pb, Zn, Au    80% - 100%(1)      303,900         37,638       -                -               -
             Niangguchu         Au, Ag                     65%        11,200          1,387       -        5,042,400         624,501
             Zhanaga            Cu, Mo                     65%        33,000          4,087       -        5,509,600         682,364

(1) - The Company has an option to increase its holding to 100% of the mineral properties on fulfillment of conditions of the agreements.

Cu - Copper, Au - Gold, Mo - Molybdenum, Ag - Silver, Zn - Zinc, Pb - Lead


                                                  Percentage                                      Total
                                                  ownership                                      amount        Amount required
                                                     upon            Minimum spending          spent up to       to reimburse
                   Mineral              Mineral  exercise of         on exploration           September 30,   the government upon
Priority          Property               types    agreements        required per annum            2005        commercial production
                                                                    RMB           US$                           RMB              US$
   Low     Chaerkang               Cu, Au                  65%     $ 537,900       $ 66,619        $ -            $ -            $ -
           Chawudaerga             Cu, Fe                  65%       458,500         56,785          -              -              -
           Chenxiong               Cu, Au                  65%       460,300         57,008          -              -              -
           Gaerqiong               Cu, Au                  60%        79,600          9,858          -         49,500          6,131
           Jiangeluopu             Cu, Fe                  65%       413,100         51,162          -              -              -
           Kexiangma               Cu, Au                  65%       458,900         56,835          -              -              -
           Lajie                   Cu, Fe                  65%       961,900        119,131          -              -              -
           Numamaerge              Cu, Fe                  65%       439,800         54,469          -              -              -
           Xianqian                Cu, Fe                  65%       459,900         56,959          -              -              -
           Xibu                    Cu, Fe                  65%       481,600         59,646          -              -              -
           Yeluansang              Cu, Au                  65%       462,300         57,256          -              -              -
           Zhaduogaerbo            Cu, Au                  60%       347,500         43,038          -              -              -
           Zhuola Suotong          Cu, Au                  65%       479,300         59,361          -              -              -
           Zongdu                  Cu, Fe                  65%       470,700         58,296          -              -              -

Cu - Copper, Au - Gold, Fe - Iron

                                     B-2-16


                                                Percentage                                      Total
                                                ownership                                       amount        Amount required
                                                   upon            Minimum spending          spent up to       to reimburse
               Mineral          Mineral        exercise of          on exploration           September 30,   the government upon
 Priority     Property           types          agreements        required per annum             2005       commercial production
                                                                  RMB            US$                         RMB               US$
Very low    Binda               Pb, Sb, Ag            65%      $ 51,500         $ 6,378       $ -           $ 338,800      $ 41,960
            Ganzhongxiong       Pb, Zn                65%        64,500           7,988         -             156,200        19,345
            Gexiong             Ni, Ta               100%        37,000           4,582         -                   -             -
            Jiaduoling          Fe                    65%       171,600          21,253         -             312,200        38,666
            Jiduipu             Marble                65%       103,000          12,757         -                   -             -
            Kada                Quartz sandstone      65%        37,200           4,607         -                   -             -
            Lazi                Cr, Fe                65%       359,200          44,487         -                   -             -
            Lamayejia           Cr, Fe                65%       598,100          74,075         -                   -             -
            Longrenla           Fe                    65%       466,600          57,788         -                   -             -
            Meiduo              Sb                    65%        13,197           1,634         -          11,610,800     1,437,998
            Nanyuela            Pb, Zn                65%       132,200          16,373         -             197,400        24,448
            Nianggui            Corundum              65%        41,200           5,103         -           1,367,800       169,402
            Panong              Ni, Ta               100%        22,400           2,774         -                   -             -
            Qinong              Ni, Ta               100%     1,181,000         146,267         -                   -             -
            Youzha              Salt                  65%       129,200          16,001         -           5,570,000       689,844
            Yuqu                Ir, Os                65%        55,100           6,824         -             100,200        12,410
            Zonglongge          Ni, Ta                65%        64,000           7,926         -             100,000        12,385

Cu - Copper, Au - Gold, Mo - Molybdenum, Ag - Silver, Zn - Zinc, Pb - Lead, Sb - Antimony, Ni - Nickel, Ta - Tantalum,

Fe - Iron, Cr - Chromium, Ir - Iridium, Os - Osmium

Please refer to our web-site www.ctvh-holdings.com for updates on these properties.

Liquidity and Working Capital

As of September 30, 2005, the Company had total current assets of $918,690 and total current liabilities of $6,880,421 resulting in a negative working capital of $5,961,731. For the nine-month period ended September 30, 2005, the Company received $1,200,000 from the proceeds from the issuance of 24,000,000 units of common stock subscribed for at $0.05 each. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement will be used for working capital and exploration and identification of mineral prospects in the future. A total of 3,360,000 shares were issued as a finder's fee for the transaction.

The Company has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants or options by the holders.

RISK FACTORS

We have sought to identify what we believe to be the most significant risks to our business. However, we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our Common Stock. We provide the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could adversely affect us.

                                     B-2-17

Potential Shares to be Issued in Excess of Authorized Share Capital

The Company has 42,796,950 potential shares to be issued under contractual arrangements, mainly from outstanding warrants and options, in excess of the Company's unissued shares from its authorized share capital. If any or all of the holders of these convertible equity instruments elect to exercise their warrants or options, the Company would not currently have the financial resources to meet its obligations. Although the liability exists and there is a possibility the holders of the warrants or options choose to exercise, management believes the possibility of this occurrence is remote as approximately all of the holders are current shareholders, officers or directors of the Company and understand the significant consequences to the Company under these circumstances.

Limited Operating History; Anticipated Losses; Uncertainty of Future Results

China NetTV Holdings Inc. has only a limited and unprofitable operating history upon which an evaluation of the Company and its prospects can be based. The Company's prospects must be evaluated with a view to the risks encountered by a company in an early stage of development and with which the Company intends to operate, and the acceptance of the Company's business model. To the extent that such expenses are not subsequently followed by commensurate revenues, the Company's business, results of operations and financial condition will be materially adversely affected. If cash generated by operations is insufficient to satisfy the Company's liquidity requirements, the Company may be required to sell additional equity or debt securities. The sale of additional equity or convertible debt securities would result in additional dilution to the Company's stockholders.

Need for Additional Financing

The Company believes it has sufficient capital to meet its short-term cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934. However, if losses continue it may have to seek loans or equity placements to cover longer term cash needs to continue operations and expansion.

No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to cover operation expenses.

If future operations are unprofitable, we will be forced to develop another line of business, or to finance our operations through the sale of assets it has, or enter into the sale of stock for additional capital, none of which may be feasible when needed. The Company has no specific management ability or financial resources or plans to enter any other business as of this date.

The effects of inflation have not had a material impact on its operation, nor is it expected to in the immediate future.

                                     B-2-18